                   PROJECTED CASH FLOWS AND BALANCE SHEETS

                    ASSUMPTIONS AND CAUTIONARY STATEMENT


The attached estimates of projected Cash Flows and Balance Sheets constitute forward-looking information. In reviewing such information it should be kept in mind that total actual cash flows may differ materially from those set forth in attached document. This forward-looking information is based on various factors and was derived utilizing numerous assumptions and other important factors that could cause cash flows to differ materially from the estimates set forth. The more significant assumptions used in the preparation of above mentioned estimates are:

(i) The 9/30/97 audited balance sheet has been adjusted for dividend payments, payments of certain accruals and buy back of B-stock subsequent to 9/30/97.

(ii) The company has assumed no growth in net income as the purpose of model is to evaluate the company's ability to service the debt under current operating conditions. Revenue generating assets and liabilities have also been assumed to remain constant while certain other assets and liabilities have been projected on historical trends.

(iii) The interest rate on the contemplated mortgage and the B stock redemption loan is assumed to be 7% and the periods of the notes to be 15 years and 10 years respectively. It was further assumed that any cash surpluses can be reinvested yielding an annual interest rate of 5% per year and that any short-term cash needs could be borrowed at 7% per year.

(iv) Corporate taxes were assumed to remain constant at 35%, whereas the S-corporation's shareholder A-stockholder taxes were assumed to be 35.29%, a composite of individual and capital gains taxes.

(v) The company assumed that 100% of all net income before taxes, on a GAAP basis, will be distributed to B-stockholders in the event that the company continues to operate as a C-corporation. In the event that the company decides to change its tax status to an S-corporation it was assumed that 85% of taxable income will be paid out as Dividend Equivalent Rights (DER) with the remainder increasing the appreciated value of the Share Appreciation Rights(SAR). Collectively the DER and the SAR will be referred to as the Mission Accomplishment Plan. (MAP)

(vi) The net increase in the investment portfolio is assumed to be 6% per year and is considered to be all unrealized gains and losses. All distributions from Mutual Funds are recorded in income and distributed based on assumption (v) above.

(vii) The results for First Command Bank were based on the bank's forecasted assets and liabilities assuming current growth expectations.

(viii) Operating results for a contemplated new building are based on estimated occupancy levels and expected market lease rates.

(ix) The Company further assumes that the accrual for the Deferred Career Commission Plan (DCCP) will be $4 million on a year to year basis, with 15% of the opening DCCP balance being paid out on a yearly basis.

(x) The deferred tax assets and liabilities on all timing differences, except for the deferred tax liability relating to the unrealized gain, is assumed to be charged against the share appreciation right over a 10 year period. The deferred tax liability relating to the unrealized gain is assumed to be credited against the unrealized gain after the expiration of the 10 year built-in-gains tax window.

(xi) Class "A"-stockholders are assumed not to receive any cash for their B shares but are to receive an after-tax distribution of 8% per year on the redemption value of their former B shares at the date of the transaction.

The company expects that SARs granted will be redeemed evenly over their ten year life based on normal agent employee turnover and that these redemptions will be funded through a reduction in the DER payments. The net cash effect on the company is expected to be minimal and has not been separately reflected in the projected cash flows and balance sheets.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

The forward-looking statements in this document, including without limitation, statements relating to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking information contained in this document is based on management's current knowledge of factors affecting USPA & IRA's business. Any such forward looking statements would be subject to the risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion and other events to differ materially from those expressed or implied in such forward looking statements. Any such forward looking statements are subject to a number of assumptions, including those listed above, regarding among other things, future economic, competitive and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward looking statements and such risks include, among others, the following:

(i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company;

(ii) the Company's plans and results of operations will be affected by the Company's ability to manage and maintains its current earnings.

(iii) the risk that the Company is not able to expand its services, territory and agent base.

(iv)   interest rates changes

(v)    changes in the competitive market

(vi) future operating results and success of business ventures in the United States and abroad may be subject to the effects of and changes in United States and foreign trade and monetary policies, laws and regulations, political and governmental changes, inflation and exchange rates, taxes, and operating conditions.

(vii) net operating cost of new building being different than projected by management due to increased competition, surplus in office space, reduced revenue per square foot or higher than anticipated construction costs

(viii) risk of nonpayment of accounts receivable

(ix)   effect of uninsured loss

If USPA & IRA 's actual performance differs from its projections and estimates regarding the economy, the industry and key performance indicators, USPA & IRA 's actual results could vary materially from the performance projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

USPA&IRA (S-Corp)      (THESE PROJECTIONS ARE BASED ON CURRENT EXPECTATIONS. ACTUAL RESULTS MAY DIFFER MATERIALLY)

Cash Flow Statement ('000)
-------------------------------------------------------------------------------------------------------------------------------
                                                             ------------------------------------------------------------------
                                                              1998          1999          2000          2001          2002
                                                             ------------------------------------------------------------------
INCOME            Before interest                            13,788        13,130        13,411        13,543        14,073
                  Interest paid on contemplated mortgage          0             0             0             0        (1,733)
                  Interest paid to B stock redemption loan        0        (1,119)       (1,038)         (951)         (859)
                  Interest other - net                          (90)          (99)           58            44           631
                                                             ------------------------------------------------------------------
                                                             13,698        11,912        12,431        12,636        12,112

TAXES             Corporate                                  (4,794)            0             0             0             0
                  A Stockholders reimbursement                    0          (670)         (681)         (678)         (637)
                                                             ------------------------------------------------------------------
                                                             (4,794)         (670)         (681)         (678)         (637)

                                                             ------------------------------------------------------------------
NET INCOME AFTER TAX                                          8,904        11,242        11,750        11,958        11,475

OTHER CASH FLOW ITEMS                                           552         1,188           524          (121)       (1,442)

A STOCKHOLDER DISTRIBUTION                                        0          (841)         (841)         (841)         (841)

                                                             ------------------------------------------------------------------
NET CASH AVAILABLE FOR DISTRIBUTION                           9,456        11,589        11,432        10,997         9,192

DISTRIBUTIONS     C Corp dividends                                0             0             0             0             0
                  Dividend Equivalent Right payments              0       (10,755)      (10,937)      (10,880)      (10,229)
                                                             ------------------------------------------------------------------
                                                                  0       (10,755)      (10,937)      (10,880)      (10,229)

                                                             ------------------------------------------------------------------
NET CASH FLOW                                                 9,456           834           496           116        (1,037)
                                                             ------------------------------------------------------------------
                                                             ------------------------------------------------------------------

                                                             ------------------------------------------------------------
                                                                  2003          2004          2005          2006
                                                             ------------------------------------------------------------
INCOME            Before interest                                14,149        14,042        14,039        13,347
                  Interest paid on contemplated mortgage         (1,664)       (1,591)       (1,512)       (1,427)
                  Interest paid to B stock redemption loan         (759)         (653)         (540)         (418)
                  Interest other - net                              579           515           445           366
                                                             ------------------------------------------------------------
                                                                 12,304        12,313        12,433        11,868

TAXES             Corporate                                           0             0             0             0
                  A Stockholders reimbursement                     (636)         (625)         (622)         (583)
                                                             ------------------------------------------------------------
                                                                   (636)         (625)         (622)         (583)

                                                             ------------------------------------------------------------
NET INCOME AFTER TAX                                             11,669        11,687        11,811        11,285

OTHER CASH FLOW ITEMS                                            (1,911)       (2,189)       (2,569)       (2,950)

A STOCKHOLDER DISTRIBUTION                                         (841)         (841)         (841)         (841)

                                                             ------------------------------------------------------------
NET CASH AVAILABLE FOR DISTRIBUTION                               8,917         8,657         8,401         7,494

DISTRIBUTIONS     C Corp dividends                                    0             0             0             0
                  Dividend Equivalent Right payments            (10,206)      (10,042)       (9,987)       (9,360)
                                                             ------------------------------------------------------------
                                                                (10,206)      (10,042)       (9,987)       (9,360)

                                                             ------------------------------------------------------------
NET CASH FLOW                                                    (1,289)       (1,385)       (1,587)       (1,866)
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

                                                             ------------------------------------------------
                                                              2007          2008          2009         TOTAL
                                                             ------------------------------------------------
INCOME            Before interest                            13,323        13,298        13,273       163,414
                  Interest paid on contemplated mortgage     (1,337)       (1,240)       (1,136)      (11,640)
                  Interest paid to B stock redemption loan     (288)         (149)           (0)       (6,773)
                  Interest other - net                          273           168            51         2,942
                                                             ------------------------------------------------
                                                             11,971        12,077        12,187       147,942

TAXES             Corporate                                       0             0             0        (4,794)
                  A Stockholders reimbursement                 (580)         (577)         (575)       (6,863)
                                                             ------------------------------------------------
                                                               (580)         (577)         (575)      (11,657)

                                                             ------------------------------------------------
NET INCOME AFTER TAX                                         11,391        11,500        11,612       136,285

OTHER CASH FLOW ITEMS                                        (3,337)       (3,731)       (1,862)      (17,849)
                                                                                                            0
A STOCKHOLDER DISTRIBUTION                                     (841)         (841)         (841)       (9,252)

                                                             ------------------------------------------------
NET CASH AVAILABLE FOR DISTRIBUTION                           7,213         6,928         8,909       109,184

DISTRIBUTIONS     C Corp dividends                                0             0             0             0
                  Dividend Equivalent Right payments         (9,309)       (9,266)       (9,231)     (110,201)
                                                             ------------------------------------------------
                                                             (9,309)       (9,266)       (9,231)     (110,201)

                                                             ------------------------------------------------
NET CASH FLOW                                                (2,095)       (2,338)         (322)       (1,017)
                                                             ------------------------------------------------
                                                             ------------------------------------------------

-------------------------------------------------------------------------------------------------------------



BALANCE SHEET ('000)
------------------------------------------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                     1997          1998          1999          2000          2001
                                                   ---------------------------------------------------------------
ASSETS
Current Assets                                       3,553        13,009        16,843        17,339        17,455
Property and Equipment - net                        12,146        19,546        18,449        22,841        33,094
First Command Bank                                  22,063        65,000       100,000       150,000       150,000
Marketable Securities, other                        67,827        71,896        76,210        80,783        85,630

                                                   ---------------------------------------------------------------
TOTAL ASSETS                                       105,589       169,451       211,502       270,962       286,179
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------


LIABILITES AND STOCKHOLDERS EQUITY

Current Liabilities                                 25,262        25,262        25,262        25,262        25,262
Deferred Career Commission Plan                     19,420        21,728        23,763        25,570        27,189
Contemplated Mortgage - Building/Garage                  0         7,245         7,752        13,470        24,763
First Command Bank                                  13,438        56,375        94,375       144,375       144,375
B Stock Redemption Loan                                  0        15,984        14,827        13,589        12,265
Stock Appreciaion Right Accrual                          0         9,259         8,905         8,272         7,904
Other                                                4,570         4,190        10,242        10,242        10,242
                                                   ---------------------------------------------------------------
TOTAL LIABILITIES                                   62,689       140,041       185,125       240,779       251,998

Common Stock and Paid In Capital                     4,729         1,797         1,797         1,797         1,797
Retained Earnings                                   22,124         8,717         2,665         3,270         3,875
                                                   ---------------------------------------------------------------
EQUITY BEFORE UNREALIZED GAINS                      26,853        10,514         4,462         5,067         5,672

Unrealized Gains                                    16,047        18,895        21,915        25,116        28,509
                                                   ---------------------------------------------------------------
TOTAL EQUITY                                        42,900        29,409        26,377        30,183        34,181

                                                   ---------------------------------------------------------------
TOTAL LIABILITES AND STOCKHOLDERS EQUITY           105,589       169,451       211,502       270,962       286,179
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------

                                                   -------------------------------------------------
                                                     2002          2003          2004          2005
                                                   -------------------------------------------------
ASSETS
Current Assets                                      16,418        15,130        13,744        12,158
Property and Equipment - net                        32,055        31,097        30,038        28,980
First Command Bank                                 150,000       150,000       150,000       150,000
Marketable Securities, other                        90,767        96,213       101,986       108,105

                                                   -------------------------------------------------
TOTAL ASSETS                                       289,241       292,441       295,768       299,244
                                                   -------------------------------------------------
                                                   -------------------------------------------------


LIABILITES AND STOCKHOLDERS EQUITY

Current Liabilities                                 25,262        25,262        25,262        25,262
Deferred Career Commission Plan                     28,652        29,988        31,221        32,374
Contemplated Mortgage - Building/Garage             23,777        22,723        21,595        20,387
First Command Bank                                 144,375       144,375       144,375       144,375
B Stock Redemption Loan                             10,847         9,331         7,708         5,972
Stock Appreciaion Right Accrual                      7,704         7,721         7,919         8,297
Other                                               10,242        10,242        10,242        10,242
                                                   -------------------------------------------------
TOTAL LIABILITIES                                  250,858       249,641       248,322       246,909

Common Stock and Paid In Capital                     1,797         1,797         1,797         1,797
Retained Earnings                                    4,480         5,086         5,691         6,296
                                                   -------------------------------------------------
EQUITY BEFORE UNREALIZED GAINS                       6,278         6,883         7,488         8,093

Unrealized Gains                                    32,105        35,917        39,958        44,242
                                                   -------------------------------------------------
TOTAL EQUITY                                        38,383        42,800        47,446        52,335

                                                   -------------------------------------------------
TOTAL LIABILITES AND STOCKHOLDERS EQUITY           289,241       292,441       295,768       299,244
                                                   -------------------------------------------------
                                                   -------------------------------------------------

                                                   -------------------------------------------------
                                                     2006          2007          2008          2009
                                                   -------------------------------------------------
ASSETS
Current Assets                                      10,291         8,196         5,858         5,536
Property and Equipment - net                        27,925        26,872        25,822        24,774
First Command Bank                                 150,000       150,000       150,000       150,000
Marketable Securities, other                       114,592       121,467       128,755       136,481

                                                   -------------------------------------------------
TOTAL ASSETS                                       302,808       306,536       310,435       316,791
                                                   -------------------------------------------------
                                                   -------------------------------------------------


LIABILITES AND STOCKHOLDERS EQUITY

Current Liabilities                                 25,262        25,262        25,262        25,262
Deferred Career Commission Plan                     33,464        34,507        35,517        36,507
Contemplated Mortgage - Building/Garage             19,096        17,714        16,235        14,652
First Command Bank                                 144,375       144,375       144,375       144,375
B Stock Redemption Loan                              4,115         2,127             0             0
Stock Appreciaion Right Accrual                      8,775         9,412        10,199        11,135
Other                                               10,242        10,242           395           395
                                                   -------------------------------------------------
TOTAL LIABILITIES                                  245,328       243,637       231,983       232,326

Common Stock and Paid In Capital                     1,797         1,797         1,797         1,797
Retained Earnings                                    6,901         7,507         8,112         8,717
                                                   -------------------------------------------------
EQUITY BEFORE UNREALIZED GAINS                       8,698         9,304         9,909        10,514

Unrealized Gains                                    48,782        53,595        68,544        73,951
                                                   -------------------------------------------------
TOTAL EQUITY                                        57,481        62,899        78,452        84,465

                                                   -------------------------------------------------
TOTAL LIABILITES AND STOCKHOLDERS EQUITY           302,808       306,536       310,435       316,791
                                                   -------------------------------------------------
                                                   -------------------------------------------------
----------------------------------------------------------------------------------------------------

USPA&IRA (S-Corp)         (THESE PROJECTIONS ARE BASED ON CURRENT EXPECTATIONS.  ACTUAL RESULTS MAY DIFFER MATERIALLY)

RATIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------
                                                      1997      1998      1999      2000      2001      2002      2003      2004
                                                      ---------------------------------------------------------------------------
Debt/Equity                                           0.00      0.79      0.86      0.90      1.08      0.90      0.75      0.62
Current Assets/Current Liabilites *                   2.83      3.36      3.68      3.88      4.08      4.24      4.41      4.58
Net Income After Tax/Total Assets                      N/A      5.25%     5.32%     4.34%     4.18%     3.97%     3.99%     3.95%
Interest Coverage                                      N/A      0.00     11.73     12.92     14.24      5.43      5.84      6.26


                                                      -----------------------------------------------------------
                                                           2005      2006      2007      2008      2009     TOTAL
                                                      -----------------------------------------------------------
Debt/Equity                                                0.50      0.40      0.32      0.21      0.17
Current Assets/Current Liabilites *                        4.76      4.94      5.13      5.33      5.62
Net Income After Tax/Total Assets                          3.95%     3.73%     3.72%     3.70%     3.67%
Interest Coverage                                          6.84      7.23      8.20      9.57     11.68
------------------------------------------------------------------------------------------------------------------

* Mutual fund investments are included in current assets

USPA&IRA (C-Corp)        (THESE PROJECTIONS ARE BASED ON CURRENT EXPECTATIONS.  ACTUAL RESULTS MAY DIFFER MATERIALLY)


CASH FLOW STATEMENT ('000)
---------------------------------------------------------------------------------------------------------------------------
                                                                  ---------------------------------------------------------
                                                                   1998      1999      2000      2001      2002      2003
                                                                  ---------------------------------------------------------
INCOME                 Before interest                            13,788    13,130    13,411    13,543    14,073    14,149
                       Interest paid on contemplated mortgage          0         0         0         0    (1,733)   (1,664)
                       Interest paid to B stock redemption loan        0         0         0         0         0         0
                       Interest other - net                          (90)     (558)     (325)     (282)      355       356
                                                                  ---------------------------------------------------------
                                                                  13,698    12,571    13,086    13,260    12,695    12,840

TAXES                  Corporate                                  (4,794)   (4,400)   (4,580)   (4,641)   (4,443)   (4,494)
                       A Stockholders reimbursement                    0         0         0         0         0         0
                                                                  ---------------------------------------------------------
                                                                  (4,794)   (4,400)   (4,580)   (4,641)   (4,443)   (4,494)

                                                                  ---------------------------------------------------------
NET INCOME AFTER TAX                                               8,904     8,171     8,506     8,619     8,252     8,346

OTHER CASH FLOW ITEMS                                                552     2,085     1,609     1,146         3      (290)

                                                                  ---------------------------------------------------------
NET CASH AVAILABLE FOR DISTRIBUTION                                9,456    10,257    10,115     9,765     8,254     8,056

DISTRIBUTIONS          C Corp dividends                           (8,904)   (8,171)   (8,506)   (8,619)   (8,252)   (8,346)
                       Dividend Equivalent Right payments              0         0         0         0         0         0
                                                                  ---------------------------------------------------------
                                                                  (8,904)   (8,171)   (8,506)   (8,619)   (8,252)   (8,346)

                                                                  ---------------------------------------------------------
NET CASH FLOW                                                        552     2,085     1,609     1,146         3      (290)
                                                                  ---------------------------------------------------------
                                                                  ---------------------------------------------------------


                                                                ------------------------------------------------------------------
                                                                 2004      2005      2006      2007      2008      2009     TOTAL
                                                                ------------------------------------------------------------------
INCOME                 Before interest                          14,042    14,039    13,347    13,323    13,298    13,273   163,414
                       Interest paid on contemplated mortgage   (1,591)   (1,512)   (1,427)   (1,337)   (1,240)   (1,136)  (11,640)
                       Interest paid to B stock redemption loan      0         0         0         0         0         0         0
                       Interest other - net                        341       321       292       252       203       143     1,007
                                                                ------------------------------------------------------------------
                                                                12,792    12,848    12,212    12,238    12,261    12,279   152,781
TAXES                  Corporate
                       A Stockholders reimbursement             (4,477)   (4,497)   (4,274)   (4,283)   (4,291)   (4,298)  (53,473)
                                                                     0         0         0         0         0         0         0
                                                                ------------------------------------------------------------------
NET INCOME AFTER TAX                                            (4,477)   (4,497)   (4,274)   (4,283)   (4,291)   (4,298)  (53,473)

OTHER CASH FLOW ITEMS                                           ------------------------------------------------------------------
                                                                 8,315     8,351     7,938     7,955     7,969     7,981    99,308
NET CASH AVAILABLE FOR DISTRIBUTION
                                                                  (392)     (594)     (793)     (992)   (1,193)   (1,398)     (257)
DISTRIBUTIONS          C Corp dividends
                       Dividend Equivalent Right payments       ------------------------------------------------------------------
                                                                 7,923     7,758     7,145     6,963     6,776     6,584    99,051

NET CASH FLOW                                                   (8,315)   (8,351)   (7,938)   (7,955)   (7,969)   (7,981)  (99,308)
                                                                     0         0         0         0         0         0         0
                                                                ------------------------------------------------------------------
                                                                (8,315)   (8,351)   (7,938)   (7,955)   (7,969)   (7,981)  (99,308)

                                                                ------------------------------------------------------------------
                                                                  (392)     (594)     (793)     (992)   (1,193)   (1,398)     (257)
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


BALANCE SHEET ('000)
--------------------------------------------------------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------
                                               1997      1998      1999      2000      2001      2002      2003      2004
                                             -----------------------------------------------------------------------------
ASSETS
Current Assets                                 3,553     4,105     9,190    10,799    11,946    11,948    11,658    11,266
Property and Equipment - net                  12,146    19,546    18,449    22,841    33,094    32,055    31,097    30,038
First Command Bank                            22,063    65,000   100,000   150,000   150,000   150,000   150,000   150,000
Marketable Securities, other                  67,827    71,896    76,210    80,783    85,630    90,767    96,213   101,986

                                             -----------------------------------------------------------------------------
TOTAL ASSETS                                 105,589   160,547   203,850   264,423   280,670   284,771   288,969   293,290
                                             -----------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------


LIABILITES AND STOCKHOLDERS EQUITY

Current Liabilities                           25,262    25,262    25,262    25,262    25,262    25,262    25,262    25,262
Deferred Career Commission Plan               19,420    21,728    23,763    25,570    27,189    28,652    29,988    31,221
B Stock Redemption Loan                            0         0         0         0         0         0         0         0
Contemplated Mortgage - Building/Garage            0     7,245     7,752    13,470    24,763    23,777    22,723    21,595
First Command Bank                            13,438    56,375    94,375   144,375   144,375   144,375   144,375   144,375
Other                                          4,926     4,545     4,286     4,133     4,076     4,103     4,207     4,382
                                             -----------------------------------------------------------------------------
TOTAL LIABILITIES                             63,044   115,154   155,437   212,809   225,663   226,168   226,554   226,834

Common Stock and Paid in Capital               4,729     4,729     4,729     4,729     4,729     4,729     4,729     4,729
Retained Earnings                             21,768    21,768    21,768    21,768    21,768    21,768    21,768    21,768
                                             -----------------------------------------------------------------------------
EQUITY  BEFORE UNREALIZED GAINS               26,498    26,498    26,498    26,498    26,498    26,498    26,498    26,498

Unrealized Gains                              16,047    18,895    21,915    25,116    28,509    32,105    35,917    39,958
                                             -----------------------------------------------------------------------------
TOTAL EQUITY                                  42,544    45,393    48,413    51,614    55,006    58,603    62,415    66,456

                                             -----------------------------------------------------------------------------
TOTAL LIABILITES AND STOCKHOLDERS EQUITY     105,589   160,547   203,850   264,423   280,670   284,771   288,969   293,290
                                             -----------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------


                                             -----------------------------------------------
                                               2005      2006      2007      2008      2009
                                             -----------------------------------------------
ASSETS
Current Assets                                10,672     9,879     8,887     7,694     6,297
Property and Equipment - net                  28,980    27,925    26,872    25,822    24,774
First Command Bank                           150,000   150,000   150,000   150,000   150,000
Marketable Securities, other                 108,105   114,592   121,467   128,755   136,481

                                             -----------------------------------------------
TOTAL ASSETS                                 297,758   302,396   307,227   312,272   317,552
                                             -----------------------------------------------
                                             -----------------------------------------------


LIABILITES AND STOCKHOLDERS EQUITY

Current Liabilities                           25,262    25,262    25,262    25,262    25,262
Deferred Career Commission Plan               32,374    33,464    34,507    35,517    36,507
B Stock Redemption Loan                            0         0         0         0         0
Contemplated Mortgage - Building/Garage       20,387    19,096    17,714    16,235    14,652
First Command Bank                           144,375   144,375   144,375   144,375   144,375
Other                                          4,621     4,920     5,277     5,689     6,154
                                             -----------------------------------------------
TOTAL LIABILITIES                            227,018   227,116   227,134   227,077   226,950

Common Stock and Paid in Capital               4,729     4,729     4,729     4,729     4,729
Retained Earnings                             21,768    21,768    21,768    21,768    21,768
                                             -----------------------------------------------
EQUITY  BEFORE UNREALIZED GAINS               26,498    26,498    26,498    26,498    26,498

Unrealized Gains                              44,242    48,782    53,595    58,697    64,104
                                             -----------------------------------------------
TOTAL EQUITY                                  70,740    75,280    80,093    85,194    90,602

                                             -----------------------------------------------
TOTAL LIABILITES AND STOCKHOLDERS EQUITY     297,758   302,396   307,227   312,272   317,552
                                             -----------------------------------------------
                                             -----------------------------------------------

--------------------------------------------------------------------------------------------

USPA&IRA (C-Corp)      (THESE PROJECTIONS ARE BASED ON CURRENT EXPECTATIONS.  ACTUAL RESULTS MAY DIFFER MATERIALLY)


RATIOS
--------------------------------------------------------------------------------------------------
                                       -----------------------------------------------------------
                                       1997     1998     1999     2000     2001     2002     2003
                                       -----------------------------------------------------------
Debt/Equity                            0.00     0.16     0.16     0.26     0.45     0.41     0.36
Current Assets/Current Liabilites*     2.83     3.01     3.38     3.63     3.86     4.07     4.27
Net Income After Tax/Total Assets       N/A     5.55%    4.01%    3.22%    3.07%    2.90%    2.89%
Interest Coverage                       N/A      N/A      N/A      N/A      N/A     8.12     8.50


                                       ----------------------------------------------------------
                                       2004     2005     2006     2007     2008     2009    TOTAL
                                       ----------------------------------------------------------
Debt/Equity                            0.32     0.29     0.25     0.22     0.19     0.16
Current Assets/Current Liabilites*     4.48     4.70     4.93     5.16     5.40     5.65
Net Income After Tax/Total Assets      2.84%    2.80%    2.62%    2.59%    2.55%    2.51%
Interest Coverage                      8.83     9.29     9.35     9.97    10.72    11.68
--------------------------------------------------------------------------------------------------

* Mutual fund investments are included in current assets

USPA&IRA
ASSUMPTIONS USED IN CASH FLOW PROJECTION (S-CORP)

Taxable income                              $14,075,000
Percentage of income capital in nature         22.00%
Projected growth in income                      0.00%
Federal corporate tax rate                     35.00%
Federal individual tax rate                    39.60%
Federal capital gains tax rate                 20.00%
Investment rate                                 6.00%
Lease rate per square foot                      19.00
Property tax rate                               3.21%
Depreciation period                             27.50
Interest received rate                          5.00%
Interest paid rate                              7.00%

                                                      B STOCK        MORTGAGE
   Note balance                                      29,747,038     24,762,687
   Portion relieved - 1997                           (2,893,930)
   Transferred to SAR  Accrual                         (355,308)             0
   A-Shareholders interest                          (10,514,090)
                                                    --------------------------
   Net balance                                       15,983,710     24,762,687
                                                    --------------------------
                                                    --------------------------

   Note term (years)                                         10             15
   Interest rate                                          7.00%          7.00%
   Payment per year                                   2,275,721      2,718,810
                                                    --------------------------
                                                    --------------------------

USPA&IRA
CASH FLOW PROJECTIONS (S-CORP)

                                                     NOTES         1997          1998          1999          2000          2001
BOOK INCOME                                                     14,075,000
  Depreciation                                                   1,208,130
                                                               -----------
BOOK INCOME BEFORE DEPREC                            0.00%      15,283,130    15,283,130    15,283,130    15,283,130    15,283,130
                                                               -----------
                                                               -----------

  Effect of new building                          SEE ATTACHED           0             0      (547,917)     (556,450)     (725,570)
  Interest revenue                                    5.00%                            0       408,621       600,318       625,113

EXPENSES
  Interest - Mortgage                                                    0             0             0             0             0
  Interest not able to capitalize                                        0             0      (507,150)     (542,651)     (580,636)
  Interest - B Stock                                                                   0    (1,118,860)   (1,037,879)     (951,231)
  Interest expense overdraft                          7.00%                      (89,821)            0             0             0
  Depreciation                                                                (1,208,130)   (1,208,130)     (804,334)     (386,680)
  Depreciation - Capital Expenditure                                            (287,143)     (397,500)     (511,168)     (628,246)


                                                               --------------------------------------------------------------------
NET INCOME                                                               0    13,698,036    11,912,194    12,430,966    12,635,880


-----------------------------------------------------------------------------------------------------------------------------------
TAXABLE INCOME CALCULATION

  DCCP accrual net                                                             1,087,040       740,852       435,604       164,496
                                                               --------------------------------------------------------------------
  Taxable Income before MAP                                              0    14,785,076    12,653,046    12,866,570    12,800,377

  DER Paid                                           85.00%                            0   (10,755,089)  (10,936,585)  (10,880,320)

                                                               --------------------------------------------------------------------
TAXABLE INCOME                                                           0    14,785,076     1,897,957     1,929,986     1,920,057
-----------------------------------------------------------------------------------------------------------------------------------


TAXES
  Corporate                                          35.00%                   (5,174,776)            0             0             0
  Deferred taxes                                     35.00%              0       380,464             0             0             0
                                                               --------------------------------------------------------------------
NET INCOME AFTER TAX                                                     0     8,903,723     1,157,105     1,494,382     1,755,560


OTHER CASH FLOW ITEMS
  Capital payments on B Stock note                                                     0    (1,156,861)   (1,237,841)   (1,324,490)
  Capital payments on Mortgage                                                         0             0             0             0
  Capital expenditure                                                    0    (1,650,000)     (772,500)     (795,675)     (819,545)
  Interest expensed non cash flow                                        0             0       507,150       542,651       580,636
  Depreciation                                                                 1,208,130     1,208,130       804,334       386,680
  Depreciation - New building                                            0             0       263,455       263,455       263,455
  Depreciation - Capital expenditure                                             287,143       397,500       511,168       628,246
  (Increase) in other assets                                                           0             0             0             0
  Increase in accounts payable                                                         0             0             0             0
  Increase in accrued commissions                               (7,140,000)            0             0             0             0
  Increase in other current liabilities                           (993,511)            0             0             0             0
  Increase in DCCP                                              (1,137,530)    1,087,040       740,852       435,604       164,496
  Increase in deferred taxes                                                    (380,464)            0             0             0
  Increase in other liabilities                                                        0             0             0             0
  B Shares Redeemed                                             (2,893,930)            0             0             0             0
  Distribution to A-Shareholders for Dividend         8.00%                                   (841,127)     (841,127)     (841,127)

                                                               --------------------------------------------------------------------
TOTAL OF NON-CASH FLOW ITEMS                                   (12,164,971)      551,849       346,598      (317,433)     (961,650)


A STOCKHOLDER TAXES
  Normal                                             39.60%                            0      (586,241)     (596,134)     (593,067)
  Capital                                            20.00%                            0       (83,510)      (84,919)      (84,482)
                                                               --------------------------------------------------------------------
  Combined                                           35.29%              0             0      (669,751)     (681,053)     (677,550)



                                                               --------------------------------------------------------------------
NET CASH FLOW BEFORE DIVIDENDS                                 (12,164,971)    9,455,572       833,952       495,896       116,361

  Dividends                                                     (8,142,450)            0

                                                               --------------------------------------------------------------------
Net cash flow                                                  (20,307,421)    9,455,572       833,952       495,896       116,361
                                                               --------------------------------------------------------------------
                                                               --------------------------------------------------------------------

Cummulative note payment - B-Stock                                                     0     1,156,861     2,394,702     3,719,193
Cummulative note payment -  Mortgage                                                   0             0             0             0


                                                      2002          2003          2004          2005          2006
BOOK INCOME
  Depreciation

BOOK INCOME BEFORE DEPREC                          15,283,130    15,283,130    15,283,130    15,283,130    15,283,130



  Effect of new building                             (168,291)     (148,104)     (127,312)     (105,897)     (772,157)
  Interest revenue                                    630,931       579,094       514,661       445,391       366,065

EXPENSES
  Interest - Mortgage                              (1,733,388)   (1,664,409)   (1,590,600)   (1,511,626)   (1,427,123)
  Interest not able to capitalize                           0             0             0             0             0
  Interest - B Stock                                 (858,516)     (759,312)     (653,163)     (539,584)     (418,055)
  Interest expense overdraft                                0             0             0             0             0
  Depreciation                                       (293,058)     (293,058)     (293,058)     (293,058)     (293,058)
  Depreciation - Capital Expenditure                 (748,836)     (693,044)     (820,978)     (845,607)     (870,976)


                                                  --------------------------------------------------------------------
NET INCOME                                         12,111,972    12,304,298    12,312,679    12,432,748    11,867,826


----------------------------------------------------------------------------------------------------------------------
TAXABLE INCOME CALCULATION

  DCCP accrual net                                    (78,291)     (297,748)     (498,157)     (683,210)     (856,091)
                                                  --------------------------------------------------------------------
  Taxable Income before MAP                        12,033,681    12,006,550    11,814,521    11,749,538    11,011,735

  DER Paid                                        (10,228,628)  (10,205,568)  (10,042,343)   (9,987,108)   (9,359,975)

                                                  --------------------------------------------------------------------
TAXABLE INCOME                                      1,805,052     1,800,983     1,772,178     1,762,431     1,651,760
----------------------------------------------------------------------------------------------------------------------


TAXES
  Corporate                                                 0             0             0             0             0
  Deferred taxes                                            0             0             0             0             0
                                                  --------------------------------------------------------------------
NET INCOME AFTER TAX                                1,883,343     2,098,730     2,270,336     2,445,641     2,507,852


OTHER CASH FLOW ITEMS
  Capital payments on B Stock note                 (1,417,205)   (1,516,409)   (1,622,557)   (1,736,136)   (1,857,666)
  Capital payments on Mortgage                       (985,422)   (1,054,401)   (1,128,209)   (1,207,184)   (1,291,687)
  Capital expenditure                                (844,132)     (869,456)     (895,539)     (922,405)     (950,078)
  Interest expensed non cash flow                           0             0             0             0             0
  Depreciation                                        293,058       293,058       293,058       293,058       293,058
  Depreciation - New building                         841,173       841,173       841,173       841,173       841,173
  Depreciation - Capital expenditure                  748,836       693,044       820,978       845,607       870,976
  (Increase) in other assets                                0             0             0             0             0
  Increase in accounts payable                              0             0             0             0             0
  Increase in accrued commissions                           0             0             0             0             0
  Increase in other current liabilities                     0             0             0             0             0
  Increase in DCCP                                    (78,291)     (297,748)     (498,157)     (683,210)     (856,091)
  Increase in deferred taxes                                0             0             0             0             0
  Increase in other liabilities                             0             0             0             0             0
  B Shares Redeemed                                         0             0             0             0             0
  Distribution to A-Shareholders for Dividend        (841,127)     (841,127)     (841,127)     (841,127)     (841,127)

                                                  --------------------------------------------------------------------
TOTAL OF NON-CASH FLOW ITEMS                       (2,283,110)   (2,751,866)   (3,030,382)   (3,410,225)   (3,791,443)


A STOCKHOLDER TAXES
  Normal                                             (557,544)     (556,287)     (547,390)     (544,380)     (510,196)
  Capital                                             (79,422)      (79,243)      (77,976)      (77,547)      (72,677)
                                                  --------------------------------------------------------------------
  Combined                                           (636,967)     (635,531)     (625,366)     (621,927)     (582,873)



                                                  --------------------------------------------------------------------
NET CASH FLOW BEFORE DIVIDENDS                     (1,036,733)   (1,288,666)   (1,385,412)   (1,586,511)   (1,866,464)

  Dividends

                                                  --------------------------------------------------------------------
Net cash flow                                      (1,036,733)   (1,288,666)   (1,385,412)   (1,586,511)   (1,866,464)
                                                  --------------------------------------------------------------------
                                                  --------------------------------------------------------------------

Cummulative note payment - B-Stock                  5,136,397     6,652,806     8,275,363    10,011,500    11,869,166
Cummulative note payment -  Mortgage                  985,422     2,039,823     3,168,033     4,375,217     5,666,904


                                                     2007          2008          2009         TOTAL
BOOK INCOME
  Depreciation

BOOK INCOME BEFORE DEPREC                         15,283,130    15,283,130    15,283,130   183,397,560



  Effect of new building                            (770,087)     (767,954)     (765,758)   (5,455,498)
  Interest revenue                                   272,742       167,984        51,067     4,661,987

EXPENSES
  Interest - Mortgage                             (1,336,705)   (1,239,957)   (1,136,438)  (11,640,246)
  Interest not able to capitalize                          0             0             0    (1,630,437)
  Interest - B Stock                                (288,018)     (148,879)           (0)   (6,773,497)
  Interest expense overdraft                               0             0             0       (89,821)
  Depreciation                                      (293,058)     (293,058)     (293,058)   (5,951,738)
  Depreciation - Capital Expenditure                (897,105)     (924,018)     (951,739)   (8,576,359)


                                                  ----------------------------------------------------
NET INCOME                                        11,970,899    12,077,247    12,187,204   147,941,951


------------------------------------------------------------------------------------------------------
TAXABLE INCOME CALCULATION

  DCCP accrual net                                (1,019,562)   (1,176,026)   (1,327,583)   (3,508,678)
                                                  ----------------------------------------------------
  Taxable Income before MAP                       10,951,337    10,901,222    10,859,621   144,433,273

  DER Paid                                        (9,308,636)   (9,266,038)   (9,230,678) (110,200,968)

                                                  ----------------------------------------------------
TAXABLE INCOME                                     1,642,701     1,635,183     1,628,943    34,232,305
------------------------------------------------------------------------------------------------------


TAXES
  Corporate                                                0             0             0    (5,174,776)
  Deferred taxes                                           0             0             0       380,464
                                                  ----------------------------------------------------
NET INCOME AFTER TAX                               2,662,263     2,811,209     2,956,527    32,946,671


OTHER CASH FLOW ITEMS
  Capital payments on B Stock note                (1,987,703)   (2,126,842)            0   (15,983,710)
  Capital payments on Mortgage                    (1,382,105)   (1,478,852)   (1,582,372)  (10,110,233)
  Capital expenditure                               (978,580)   (1,007,937)   (1,038,175)  (11,544,022)
  Interest expensed non cash flow                          0             0             0     1,630,437
  Depreciation                                       293,058       293,058       293,058     5,951,738
  Depreciation - New building                        841,173       841,173       841,173     7,519,745
  Depreciation - Capital expenditure                 897,105       924,018       951,739     8,576,359
  (Increase) in other assets                               0             0             0             0
  Increase in accounts payable                             0             0             0             0
  Increase in accrued commissions                          0             0             0    (7,140,000)
  Increase in other current liabilities                    0             0             0      (993,511)
  Increase in DCCP                                (1,019,562)   (1,176,026)   (1,327,583)   (4,646,208)
  Increase in deferred taxes                               0             0             0      (380,464)
  Increase in other liabilities                            0             0             0             0
  B Shares Redeemed                                        0             0             0    (2,893,930)
  Distribution to A-Shareholders for Dividend       (841,127)     (841,127)     (841,127)   (9,252,399)

                                                  ----------------------------------------------------
TOTAL OF NON-CASH FLOW ITEMS                      (4,177,741)   (4,572,536)   (2,703,289)  (39,266,198)


A STOCKHOLDER TAXES
  Normal                                            (507,397)     (505,075)     (503,148)   (6,006,860)
  Capital                                            (72,279)      (71,948)      (71,673)     (855,678)
                                                  ----------------------------------------------------
  Combined                                          (579,676)     (577,023)     (574,821)   (6,862,538)



                                                  ----------------------------------------------------
NET CASH FLOW BEFORE DIVIDENDS                    (2,095,155)   (2,338,350)     (321,584)  (13,182,066)

  Dividends                                                                                 (8,142,450)

                                                  ----------------------------------------------------
Net cash flow                                     (2,095,155)   (2,338,350)     (321,584)  (21,324,516)
                                                  ----------------------------------------------------
                                                  ----------------------------------------------------

Cummulative note payment - B-Stock                13,856,868    15,983,710    15,983,710
Cummulative note payment -  Mortgage               7,049,009     8,527,861    10,110,233

USPA&IRA
BALANCE SHEET PROJECTION (S-CORP) - ASSETS

                                        NOTES       1997          1998          1999          2000          2001          2002
CURRENT ASSETS

Cash                                                289,074    (1,283,158)    8,172,414    12,006,366    12,502,262    12,618,623
MM funds                                0.00%    18,735,189             0             0             0             0             0
Replace IRS CD with FCB Borkered Money                                        3,000,000
Current year cash flow                   Act    (20,307,421)    9,455,572       833,952       495,896       116,361    (1,036,733)
                                                ----------------------------------------------------------------------------------
Net cash                                 Act     (1,283,158)    8,172,414    12,006,366    12,502,262    12,618,623    11,581,889

Other                                   0.00%     4,836,429     4,836,429     4,836,429     4,836,429     4,836,429     4,836,429
                                                ----------------------------------------------------------------------------------
Total current assets                              3,553,271    13,008,843    16,842,795    17,338,691    17,455,052    16,418,318

PP&E                                     Act     20,575,628    20,575,628    29,470,628    30,243,128    36,213,803    47,745,598
Additions - New  Building                                 0     7,000,000             0     5,000,000    10,000,000             0
Capital Expenditure                                             1,650,000       772,500       795,675       819,545       844,132
Capitalized interest                                      0       245,000             0       175,000       712,250             0
                                                ----------------------------------------------------------------------------------
                                                 20,575,628    29,470,628    30,243,128    36,213,803    47,745,598    48,589,730

Accumulated Depreciation                 Act     (8,429,667)   (8,429,667)   (9,924,940)  (11,794,024)  (13,372,981)  (14,651,361)
Current PPE                                               0    (1,208,130)   (1,208,130)     (804,334)     (386,680)     (293,058)
Capital expenditure                                       0      (287,143)     (397,500)     (511,168)     (628,246)     (748,836)
New Building                                              0             0      (263,455)     (263,455)     (263,455)     (841,173)
                                                ----------------------------------------------------------------------------------
                                                 (8,429,667)   (9,924,940)  (11,794,024)  (13,372,981)  (14,651,361)  (16,534,428)

Net PPE                                          12,145,961    19,545,688    18,449,104    22,840,822    33,094,237    32,055,302

First Command Bank                     20.00%    22,062,980    65,000,000   100,000,000   150,000,000   150,000,000   150,000,000
Other assets - Marketable Sec           6.00%    67,826,675    71,896,276    76,210,052    80,782,655    85,629,614    90,767,391

                                                ----------------------------------------------------------------------------------
Total assets                                    105,588,887   169,450,807   211,501,951   270,962,168   286,178,903   289,241,012
                                                ----------------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------------


                                           2003         2004         2005         2006         2007         2008          2009
CURRENT ASSETS

Cash                                    11,581,889   10,293,223    8,907,811    7,321,300    5,454,835    3,359,681     1,021,331
MM funds                                         0            0            0            0            0            0             0
Replace IRS CD with FCB Borkered Money
Current year cash flow                  (1,288,666)  (1,385,412)  (1,586,511)  (1,866,464)  (2,095,155)  (2,338,350)     (321,584)
                                       ------------------------------------------------------------------------------------------
Net cash                                10,293,223    8,907,811    7,321,300    5,454,835    3,359,681    1,021,331       699,747

Other                                    4,836,429    4,836,429    4,836,429    4,836,429    4,836,429    4,836,429     4,836,429
                                       ------------------------------------------------------------------------------------------
Total current assets                    15,129,652   13,744,240   12,157,729   10,291,264    8,196,110    5,857,760     5,536,176

PP&E                                    48,589,730   49,459,185   50,354,725   51,277,130   52,227,208   53,205,787    54,213,725
Additions - New  Building                        0            0            0            0            0            0             0
Capital Expenditure                        869,456      895,539      922,405      950,078      978,580    1,007,937     1,038,175
Capitalized interest                             0            0            0            0            0            0             0
                                       ------------------------------------------------------------------------------------------
                                        49,459,185   50,354,725   51,277,130   52,227,208   53,205,787   54,213,725    55,251,900

Accumulated Depreciation               (16,534,428) (18,361,702) (20,316,911) (22,296,749) (24,301,956) (26,333,291)  (28,391,540)
Current PPE                               (293,058)    (293,058)    (293,058)    (293,058)    (293,058)    (293,058)     (293,058)
Capital expenditure                       (693,044)    (820,978)    (845,607)    (870,976)    (897,105)    (924,018)     (951,739)
New Building                              (841,173)    (841,173)    (841,173)    (841,173)    (841,173)    (841,173)     (841,173)
                                       ------------------------------------------------------------------------------------------
                                       (18,361,702) (20,316,911) (22,296,749) (24,301,956) (26,333,291) (28,391,540)  (30,477,510)

Net PPE                                 31,097,483   30,037,813   28,980,381   27,925,252   26,872,496   25,822,184    24,774,391

First Command Bank                     150,000,000  150,000,000  150,000,000  150,000,000  150,000,000  150,000,000   150,000,000
Other assets - Marketable Sec           96,213,435  101,986,241  108,105,415  114,591,740  121,467,245  128,755,279   136,480,596

                                       ------------------------------------------------------------------------------------------
Total assets                           292,440,570  295,768,294  299,243,525  302,808,256  306,535,850  310,435,223   316,791,163
                                       ------------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------------

USPA&IRA
BALANCE SHEET PROJECTION (S-CORP) - LIABILITIES AND EQUITY

                                       NOTES          1997          1998          1999          2000          2001          2002
CURRENT LIABILITIES
Accounts payable                       0.00%          597,578       597,578       597,578       597,578       597,578       597,578

Accrued Commision & Bonusses                       13,202,084
Payment subsequent to Y/E           Bonus & FIC    (7,140,000)
                                                  -----------
Net balance                            0.00%        6,062,084     6,062,084     6,062,084     6,062,084     6,062,084     6,062,084

Loans from insurance cos.              0.00%       15,842,192    15,842,192    15,842,192    15,842,192    15,842,192    15,842,192

Other                                               3,753,339
Payment subsequent to Y/E               PSP          (993,511)
                                                  -----------
Net balance                            0.00%        2,759,828     2,759,828     2,759,828     2,759,828     2,759,828     2,759,828
                                                  ----------------------------------------------------------------------------------
  Total current liabilities                        25,261,682    25,261,682    25,261,682    25,261,682    25,261,682    25,261,682

LONG TERM LIABILITIES
DCCP                                               20,557,266    19,419,736    21,727,656    23,762,640    25,570,025    27,188,609
Accrual made                         4,000,000                    4,000,000     4,000,000     4,000,000     4,000,000     4,000,000
Unrealized gain                                                   1,220,880     1,294,133     1,371,781     1,454,088     1,541,333
Pay outs                              15.00%       (1,137,530)   (2,912,960)   (3,259,148)   (3,564,396)   (3,835,504)   (4,078,291)
                                                  ----------------------------------------------------------------------------------
Net balance                                        19,419,736    21,727,656    23,762,640    25,570,025    27,188,609    28,651,651

Capital notes                          Act                       15,983,710    14,826,849    13,589,008    12,264,518    10,847,313

Building mortgage                      Act                  0             0     7,245,000     7,752,150    13,469,801    24,762,687
Additions                              Act                  0     7,000,000             0     5,000,000    10,000,000             0
Interest capitalized in mortgage       Act                  0       245,000       507,150       717,651     1,292,886             0
Capital payments                       Act                  0             0             0             0             0      (985,422)
                                                  ----------------------------------------------------------------------------------
                                                            0     7,245,000     7,752,150    13,469,801    24,762,687    23,777,265

Deferred taxes                         Act          4,175,136     3,794,672     9,846,917     9,846,917     9,846,917     9,846,917
Other                                  0.00%          395,110       395,110       395,110       395,110       395,110       395,110
                                                  ----------------------------------------------------------------------------------
  Total long term liabilities                      23,989,982    49,146,148    56,583,667    62,870,861    74,457,841    73,518,256

First Command Bank                  Net asset      13,437,520    56,374,540    91,374,540   144,374,540   144,374,540   144,374,540
                                    position
Replace IRS CD with FCB
  Borkered Money                                                  3,000,000             0             0             0             0
                                                  ----------------------------------------------------------------------------------
                                                   13,437,520    56,374,540    94,374,540   144,374,540   144,374,540   144,374,540

MAP Accrual                                                 0             0     9,259,033     8,905,261     8,272,237     7,903,896
Current year accual                                         0     9,259,033    10,401,316    10,303,561    10,511,979    10,028,653
Current year payment                                        0             0   (10,755,089)  (10,936,585)  (10,880,320)  (10,228,628)
                                                  ----------------------------------------------------------------------------------
                                                            0     9,259,033     8,905,261     8,272,237     7,903,896     7,703,921

STOCKHOLDERS' EQUITY

Common Stock and PIC                   Act          4,729,309     4,729,309     1,797,139     1,797,139     1,797,139     1,797,139
Buy-back of B shares                                        0    (2,932,170)
                                                  ---------------------------------------------------------------------------------
                                                    4,729,309     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139

Retained earnings                      Act         33,160,181    22,123,801     8,716,951     2,664,706     3,269,931     3,875,155
Buy-back of B shares                   1997        (2,893,930)            0
Note issued                            1998                     (13,051,540)

Net Income After Tax                                        0     8,903,723     1,157,105     1,494,382     1,755,560     1,883,343

MAP Accrual                                                      (9,259,033)      353,773        27,799      (236,884)     (405,250)

A Stockholder Distribution                                                0      (841,127)     (841,127)     (841,127)     (841,127)

                                                  ---------------------------------------------------------------------------------
                                                   30,266,251     8,716,951     9,386,702     3,345,759     3,947,480     4,512,122

Taxes Reimbursed A Stockholders                             0             0      (669,751)     (681,053)     (677,550)     (636,967)
Dividends Paid                                     (8,142,450)            0             0             0             0             0
Deferred tax reversal                                                          (6,052,245)      605,225       605,225       605,225

                                                  ---------------------------------------------------------------------------------
Net                                                22,123,801     8,716,951     2,664,706     3,269,931     3,875,155     4,480,380

Unrealized gains                       Act         16,046,593    16,046,593    18,895,313    21,914,957    25,115,779    28,508,651
Deferred taxes
Current year portion                                              2,848,720     3,019,644     3,200,822     3,392,872     3,596,444
                                                  ---------------------------------------------------------------------------------
                                                   16,046,593    18,895,313    21,914,957    25,115,779    28,508,651    32,105,094

  Total equity                                     42,899,703    29,409,403    26,376,802    30,182,848    34,180,944    38,382,613

                                                  ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                        105,588,887   169,450,807   211,501,951   270,962,168   286,178,903   289,241,012
                                                  ---------------------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------


                                       2003          2004          2005          2006          2007          2008          2009

CURRENT LIABILITIES
Accounts payable                       597,578       597,578       597,578       597,578       597,578       597,578       597,578

Accrued Commision & Bonusses
Payment subsequent to Y/E

Net balance                          6,062,084     6,062,084     6,062,084     6,062,084     6,062,084     6,062,084     6,062,084

Loans from insurance cos.           15,842,192    15,842,192    15,842,192    15,842,192    15,842,192    15,842,192    15,842,192

Other
Payment subsequent to Y/E

Net balance                          2,759,828     2,759,828     2,759,828     2,759,828     2,759,828     2,759,828     2,759,828
                                   -----------------------------------------------------------------------------------------------
  Total current liabilities         25,261,682    25,261,682    25,261,682    25,261,682    25,261,682    25,261,682    25,261,682

LONG TERM LIABILITIES
DCCP                                28,651,651    29,987,716    31,221,401    32,373,943    33,463,749    34,506,838    35,517,223
Accrual made                         4,000,000     4,000,000     4,000,000     4,000,000     4,000,000     4,000,000     4,000,000
Unrealized gain                      1,633,813     1,731,842     1,835,752     1,945,897     2,062,651     2,186,410     2,317,595
Pay outs                            (4,297,748)   (4,498,157)   (4,683,210)   (4,856,091)   (5,019,562)   (5,176,026)   (5,327,583)
                                   -----------------------------------------------------------------------------------------------
Net balance                         29,987,716    31,221,401    32,373,943    33,463,749    34,506,838    35,517,223    36,507,234

Capital notes                        9,330,904     7,708,347     5,972,210     4,114,544     2,126,842             0             0

Building mortgage                   23,777,265    22,722,863    21,594,654    20,387,470    19,095,783    17,713,678    16,234,825
Additions                                    0             0             0             0             0             0             0
Interest capitalized in mortgage             0             0             0             0             0             0             0
Capital payments                    (1,054,401)   (1,128,209)   (1,207,184)   (1,291,687)   (1,382,105)   (1,478,852)   (1,582,372)
                                   -----------------------------------------------------------------------------------------------
                                    22,722,863    21,594,654    20,387,470    19,095,783    17,713,678    16,234,825    14,652,453

Deferred taxes                       9,846,917     9,846,917     9,846,917     9,846,917     9,846,917             0             0
Other                                  395,110       395,110       395,110       395,110       395,110       395,110       395,110
                                   -----------------------------------------------------------------------------------------------
  Total long term liabilities       72,283,511    70,766,429    68,975,650    66,916,103    64,589,385    52,147,158    51,554,798

First Command Bank                 144,374,540   144,374,540   144,374,540   144,374,540   144,374,540   144,374,540   144,374,540

Replace IRS CD with FCB
  Borkered Money                             0             0             0             0             0             0             0
                                   -----------------------------------------------------------------------------------------------
                                   144,374,540   144,374,540   144,374,540   144,374,540   144,374,540   144,374,540   144,374,540

MAP Accrual                          7,703,921     7,720,769     7,919,387     8,296,749     8,775,376     9,411,611    10,199,445
Current year accual                 10,222,415    10,240,961    10,364,470     9,838,602     9,944,871    10,053,872    10,166,031
Current year payment               (10,205,568)  (10,042,343)   (9,987,108)   (9,359,975)   (9,308,636)   (9,266,038)   (9,230,678)
                                   -----------------------------------------------------------------------------------------------
                                     7,720,769     7,919,387     8,296,749     8,775,376     9,411,611    10,199,445    11,134,798

STOCKHOLDERS' EQUITY

Common Stock and PIC                 1,797,139     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139
Buy-back of B shares
                                   -----------------------------------------------------------------------------------------------
                                     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139     1,797,139

Retained earnings                    4,480,380     5,085,604     5,690,829     6,296,053     6,901,278     7,506,502     8,111,727
Buy-back of B shares
Note issued

Net Income After Tax                 2,098,730     2,270,336     2,445,641     2,507,852     2,662,263     2,811,209     2,956,527

MAP Accrual                           (622,072)     (803,842)     (982,587)   (1,083,851)   (1,241,460)   (1,393,058)   (1,540,578)

A Stockholder Distribution            (841,127)     (841,127)     (841,127)     (841,127)     (841,127)     (841,127)     (841,127)

                                   -----------------------------------------------------------------------------------------------
                                     5,115,910     5,710,970     6,312,755     6,878,926     7,480,954     8,083,526     8,686,548

Taxes Reimbursed A Stockholders       (635,531)     (625,366)     (621,927)     (582,873)     (579,676)     (577,023)     (574,821)
Dividends Paid                               0             0             0             0             0             0             0
Deferred tax reversal                  605,225       605,225       605,225       605,225       605,225       605,225       605,225

                                   -----------------------------------------------------------------------------------------------
Net                                  5,085,604     5,690,829     6,296,053     6,901,278     7,506,502     8,111,727     8,716,951

Unrealized gains                    32,105,094    35,917,325    39,958,289    44,241,711    48,782,139    53,594,992    68,543,533
Deferred taxes                                                                                       0     9,846,917
Current year portion                 3,812,230     4,040,964     4,283,422     4,540,427     4,812,853     5,101,624     5,407,722
                                   -----------------------------------------------------------------------------------------------
                                    35,917,325    39,958,289    44,241,711    48,782,139    53,594,992    68,543,533    73,951,255

  Total equity                      42,800,068    47,446,256    52,334,903    57,480,555    62,898,632    78,452,398    84,465,344

                                   -----------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY         292,440,570   295,768,294   299,243,525   302,808,257   306,535,850   310,435,223   316,791,163
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------

USPA&IRA
ASSUMPTIONS USED IN CASH FLOW PROJECTION (C-CORP)

Taxable income                                          $14,075,000
PercenTage of income capital in nature                     22.00%
Projected growth in income                                  0.00%
Federal corporate tax rate                                 35.00%
Federal individual tax rate                                39.60%
Federal capital gains tax rate                             20.00%
Investment rate                                             6.00%
Dividend as % of 1998 earnings                            100.00%
Lease rate per square foot                                 19.00
Property tax rate                                           3.21%
Depreciation period                                        27.50
Interest received rate                                      5.00%
Interest paid rate                                          7.00%

                                      B STOCK     MORTGAGE
Note balance                               0     24,762,687
Portion relieved                           0              0
                                      ---------------------
Net balance                                0     24,762,687
                                      ---------------------
                                      ---------------------

Note term (years)                         10             15
Interest rate                          7.00%          7.00%
Payment per year                           0      2,718,810
                                      ---------------------
                                      ---------------------

USPA&IRA
CASH FLOW PROJECTIONS  (C-CORP)

                                           NOTES         1997         1998          1999          2000         2001         2002
Book income                                          14,075,000
  Depreciation                                        1,208,130
                                                    -----------
Book income before deprec                  0.00%     15,283,130   15,283,130    15,283,130    15,283,130   15,283,130   15,283,130
                                                    -----------
                                                    -----------

  Effect of new building                SEE ATTACHED          0            0      (547,917)     (556,450)    (725,570)    (168,291)
  Interest revenue                         5.00%                           0             0       217,699      298,153      355,472

Expenses
  Interest - Mortgage                                         0            0             0             0            0   (1,733,388)
  Interest not able to capitalize                             0            0      (507,150)     (542,651)    (580,636)           0
  Interest - B Stock                                                       0             0             0            0            0
  Interest expense overdraft               7.00%                     (89,821)      (51,192)            0            0            0
  Depreciation                                                    (1,208,130)   (1,208,130)     (804,334)    (386,680)    (293,058)
  Depreciation - Capital Expenditure                                (287,143)     (397,500)     (511,168)    (628,246)    (748,836)


  SAR Accrual                                                                            0             0            0            0

                                                    -------------------------------------------------------------------------------
Net income                                                    0   13,698,036    12,571,242    13,086,226   13,260,151   12,695,029


-----------------------------------------------------------------------------------------------------------------------------------
Taxable income calculation

  DCCP accrual net                                                 1,087,040       740,852       435,604      164,496      (78,291)
  SAR accrual                                                              0             0             0            0            0
  SAR paid                                                                 0             0             0            0            0

                                                    -------------------------------------------------------------------------------
Taxable income                                                0   14,785,076    13,312,093    13,521,830   13,424,647   12,616,738
-----------------------------------------------------------------------------------------------------------------------------------


Taxes
  Corporate                               35.00%                  (5,174,776)   (4,659,233)   (4,732,641)  (4,698,626)  (4,415,858)
  Deferred taxes                          35.00%              0      380,464       259,298       152,461       57,574      (27,402)
                                                    -------------------------------------------------------------------------------
Net Income After Tax                                          0    8,903,723     8,171,307     8,506,047    8,619,098    8,251,769


Other cash flow items
  Capital payments on B Stock note                                         0             0             0            0            0
  Capital payments on Mortgage                                             0             0             0            0     (985,422)
  Capital expenditure                                         0   (1,650,000)     (772,500)     (795,675)    (819,545)    (844,132)
  Interest expensed non cash flow                             0            0       507,150       542,651      580,636            0
  Depreciation                                                     1,208,130     1,208,130       804,334      386,680      293,058
  Depreciation - New building                                 0            0       263,455       263,455      263,455      841,173
  Depreciation - Capital expenditure                                 287,143       397,500       511,168      628,246      748,836
  (Increase) in other assets                                               0             0             0            0            0
  Increase in accounts payable                                             0             0             0            0            0
  Increase in accrued commissions                    (7,140,000)           0             0             0            0            0
  Increase in other current liabilities                (993,511)           0             0             0            0            0
  Increase in DCCP                                   (1,137,530)   1,087,040       740,852       435,604      164,496      (78,291)
  Increase in deferred taxes                                        (380,464)     (259,298)     (152,461)     (57,574)      27,402
  Increase in other liabilities                                            0             0             0            0            0
  B Shares Redeemed                                  (2,893,930)           0             0             0            0            0

                                                    -------------------------------------------------------------------------------
Total of Non-Cash Flow Items                        (12,164,971)     551,849     2,085,288     1,609,074    1,146,394        2,624

  Distribution to SAR                      0.00%                                         0             0            0            0

A Stockholder Taxes
  Normal                                  39.60%                           0             0             0            0            0
  Capital                                 20.00%                           0             0             0            0            0
                                                    -------------------------------------------------------------------------------
  Combined                                35.29%              0            0             0             0            0            0

                                                    -------------------------------------------------------------------------------
Net cash flow from operations                       (12,164,971)   9,455,572    10,256,595    10,115,121    9,765,492    8,254,393

  Dividends                                          (8,142,450)  (8,903,723)   (8,171,307)   (8,506,047)  (8,619,098)  (8,251,769)

                                                    -------------------------------------------------------------------------------
Total cash flow                                     (20,307,421)     551,849     2,085,288     1,609,074    1,146,394        2,624
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

Cummulative note payment - B-Stock                                         0             0             0            0            0
Cummulative note payment -  Mortgage                                       0             0             0            0      985,422


                                            2003          2004          2005          2006
Book income
  Depreciation

Book income before deprec               15,283,130    15,283,130    15,283,130    15,283,130



  Effect of new building                  (148,104)     (127,312)     (105,897)     (772,157)
  Interest revenue                         355,604       341,098       321,481       291,789

Expenses
  Interest - Mortgage                   (1,664,409)   (1,590,600)   (1,511,626)   (1,427,123)
  Interest not able to capitalize                0             0             0             0
  Interest - B Stock                             0             0             0             0
  Interest expense overdraft                     0             0             0             0
  Depreciation                            (293,058)     (293,058)     (293,058)     (293,058)
  Depreciation - Capital Expenditure      (693,044)     (820,978)     (845,607)     (870,976)


  SAR Accrual                                    0             0             0             0

                                        --------------------------------------------------------
Net income                              12,840,119    12,792,279    12,848,423    12,211,605


------------------------------------------------------------------------------------------------
Taxable income calculation

  DCCP accrual net                        (297,748)     (498,157)     (683,210)     (856,091)
  SAR accrual                                    0             0             0             0
  SAR paid                                       0             0             0             0

                                        --------------------------------------------------------
Taxable income                          12,542,371    12,294,121    12,165,213    11,355,513
------------------------------------------------------------------------------------------------


Taxes
  Corporate                             (4,389,830)   (4,302,942)   (4,257,824)   (3,974,430)
  Deferred taxes                          (104,212)     (174,355)     (239,124)     (299,632)
                                        --------------------------------------------------------
Net Income After Tax                     8,346,077     8,314,981     8,351,475     7,937,543


Other cash flow items
  Capital payments on B Stock note               0             0             0             0
  Capital payments on Mortgage          (1,054,401)   (1,128,209)   (1,207,184)   (1,291,687)
  Capital expenditure                     (869,456)     (895,539)     (922,405)     (950,078)
  Interest expensed non cash flow                0             0             0             0
  Depreciation                             293,058       293,058       293,058       293,058
  Depreciation - New building              841,173       841,173       841,173       841,173
  Depreciation - Capital expenditure       693,044       820,978       845,607       870,976
  (Increase) in other assets                     0             0             0             0
  Increase in accounts payable                   0             0             0             0
  Increase in accrued commissions                0             0             0             0
  Increase in other current liabilities          0             0             0             0
  Increase in DCCP                        (297,748)     (498,157)     (683,210)     (856,091)
  Increase in deferred taxes               104,212       174,355       239,124       299,632
  Increase in other liabilities                  0             0             0             0
  B Shares Redeemed                              0             0             0             0

                                        --------------------------------------------------------
Total of Non-Cash Flow Items              (290,118)     (392,342)     (593,838)     (793,018)

  Distribution to SAR                            0             0             0             0

A Stockholder Taxes
  Normal                                         0             0             0             0
  Capital                                        0             0             0             0
                                        --------------------------------------------------------
  Combined                                       0             0             0             0

                                        --------------------------------------------------------
Net cash flow from operations            8,055,959     7,922,639     7,757,637     7,144,526

  Dividends                             (8,346,077)   (8,314,981)   (8,351,475)   (7,937,543)

                                        --------------------------------------------------------
Total cash flow                           (290,118)     (392,342)     (593,838)     (793,018)
                                        --------------------------------------------------------
                                        --------------------------------------------------------

Cummulative note payment - B-Stock               0             0             0             0
Cummulative note payment -  Mortgage     2,039,823     3,168,033     4,375,217     5,666,904


                                            2007          2008          2009         TOTAL
Book income
  Depreciation

Book income before deprec               15,283,130    15,283,130    15,283,130   183,397,560



  Effect of new building                  (770,087)     (767,954)     (765,758)   (5,455,498)
  Interest revenue                         252,138       202,534       142,887     2,778,853

Expenses
  Interest - Mortgage                   (1,336,705)   (1,239,957)   (1,136,438)  (11,640,246)
  Interest not able to capitalize                0             0             0    (1,630,437)
  Interest - B Stock                             0             0             0             0
  Interest expense overdraft                     0             0             0      (141,013)
  Depreciation                            (293,058)     (293,058)     (293,058)   (5,951,738)
  Depreciation - Capital Expenditure      (897,105)     (924,018)     (951,739)   (8,576,359)


  SAR Accrual                                    0             0             0             0

                                        ----------------------------------------------------
Net income                              12,238,313    12,260,677    12,279,025   152,781,123


--------------------------------------------------------------------------------------------
Taxable income calculation

  DCCP accrual net                      (1,019,562)   (1,176,026)   (1,327,583)   (3,508,678)
  SAR accrual                                    0             0             0             0
  SAR paid                                       0             0             0             0

                                        ----------------------------------------------------
Taxable income                          11,218,751    11,084,651    10,951,441   149,272,445
--------------------------------------------------------------------------------------------


Taxes
  Corporate                             (3,926,563)   (3,879,628)   (3,833,004)  (52,245,356)
  Deferred taxes                          (356,847)     (411,609)     (464,654)   (1,228,037)
                                        ----------------------------------------------------
Net Income After Tax                     7,954,904     7,969,440     7,981,366    99,307,730


Other cash flow items
  Capital payments on B Stock note               0             0             0             0
  Capital payments on Mortgage          (1,382,105)   (1,478,852)   (1,582,372)  (10,110,233)
  Capital expenditure                     (978,580)   (1,007,937)   (1,038,175)  (11,544,022)
  Interest expensed non cash flow                0             0             0     1,630,437
  Depreciation                             293,058       293,058       293,058     5,951,738
  Depreciation - New building              841,173       841,173       841,173     7,519,745
  Depreciation - Capital expenditure       897,105       924,018       951,739     8,576,359
  (Increase) in other assets                     0             0             0             0
  Increase in accounts payable                   0             0             0             0
  Increase in accrued commissions                0             0             0    (7,140,000)
  Increase in other current liabilities          0             0             0      (993,511)
  Increase in DCCP                      (1,019,562)   (1,176,026)   (1,327,583)   (4,646,208)
  Increase in deferred taxes               356,847       411,609       464,654     1,228,037
  Increase in other liabilities                  0             0             0             0
  B Shares Redeemed                              0             0             0    (2,893,930)

                                        ----------------------------------------------------
Total of Non-Cash Flow Items              (992,065)   (1,192,958)   (1,397,507)  (12,421,588)

  Distribution to SAR                            0             0             0             0

A Stockholder Taxes
  Normal                                         0             0             0             0
  Capital                                        0             0             0             0
                                        ----------------------------------------------------
  Combined                                       0             0             0             0

                                        ----------------------------------------------------
Net cash flow from operations            6,962,839     6,776,482     6,583,859    86,886,142

  Dividends                             (7,954,904)   (7,969,440)   (7,981,366) (107,450,180)

                                        ----------------------------------------------------
Total cash flow                           (992,065)   (1,192,958)   (1,397,507)  (20,564,038)
                                        ----------------------------------------------------
                                        ----------------------------------------------------

Cummulative note payment - B-Stock               0             0             0             0
Cummulative note payment -  Mortgage     7,049,009     8,527,861    10,110,233

USPA&IRA
BALANCE SHEET PROJECTION    (C-CORP) - ASSETS

                                         NOTES        1997         1998          1999          2000          2001          2002
CURRENT ASSETS

Cash                                                  289,074   (1,283,158)     (731,309)    4,353,979     5,963,053     7,109,447
MM funds                                 0.00%     18,735,189            0             0             0             0             0
Replace IRS CD with FCB Borkered Money                                         3,000,000
Current year cash flow                    Act     (20,307,421)     551,849     2,085,288     1,609,074     1,146,394         2,624
                                                  --------------------------------------------------------------------------------
Net cash                                  Act      (1,283,158)    (731,309)    4,353,979     5,963,053     7,109,447     7,112,071

Other                                    0.00%      4,836,429    4,836,429     4,836,429     4,836,429     4,836,429     4,836,429
                                                  --------------------------------------------------------------------------------
  Total current assets                              3,553,271    4,105,120     9,190,408    10,799,482    11,945,876    11,948,500

PP&E                                      Act      20,575,628   20,575,628    29,470,628    30,243,128    36,213,803    47,745,598
Additions - New  Building                                   0    7,000,000             0     5,000,000    10,000,000             0
Capital Expenditure                                              1,650,000       772,500       795,675       819,545       844,132
Capitalized interest                                        0      245,000             0       175,000       712,250             0
                                                  --------------------------------------------------------------------------------
                                                   20,575,628   29,470,628    30,243,128    36,213,803    47,745,598    48,589,730

Accumulated Depreciation                  Act      (8,429,667)  (8,429,667)   (9,924,940)  (11,794,024)  (13,372,981)  (14,651,361)
Current PPE                                                 0   (1,208,130)   (1,208,130)     (804,334)     (386,680)     (293,058)
Capital expenditure                                         0     (287,143)     (397,500)     (511,168)     (628,246)     (748,836)
New Building                                                0            0      (263,455)     (263,455)     (263,455)     (841,173)
                                                  --------------------------------------------------------------------------------
                                                   (8,429,667)  (9,924,940)  (11,794,024)  (13,372,981)  (14,651,361)  (16,534,428)

Net PPE                                            12,145,961   19,545,688    18,449,104    22,840,822    33,094,237    32,055,302

First Command Bank                      0.00%      22,062,980   65,000,000   100,000,000   150,000,000   150,000,000   150,000,000
Other assets - Marketable Sec           6.00%      67,826,675   71,896,276    76,210,052    80,782,655    85,629,614    90,767,391

                                                  --------------------------------------------------------------------------------
  TOTAL ASSETS                                    105,588,887  160,547,083   203,849,563   264,422,960   280,669,727   284,771,193
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------


                                       2003          2004          2005          2006          2007          2008          2009
CURRENT ASSETS

Cash                                 7,112,071     6,821,952     6,429,610     5,835,772     5,042,755     4,050,690     2,857,732
MM funds                                     0             0             0             0             0             0             0
Replace IRS CD with FCB
  Borkered Money
Current year cash flow                (290,118)     (392,342)     (593,838)     (793,018)     (992,065)   (1,192,958)   (1,397,507)
                                   -----------------------------------------------------------------------------------------------
Net cash                             6,821,952     6,429,610     5,835,772     5,042,755     4,050,690     2,857,732     1,460,225

Other                                4,836,429     4,836,429     4,836,429     4,836,429     4,836,429     4,836,429     4,836,429
                                   -----------------------------------------------------------------------------------------------
  Total current assets              11,658,381    11,266,039    10,672,201     9,879,184     8,887,119     7,694,161     6,296,654

PP&E                                48,589,730    49,459,185    50,354,725    51,277,130    52,227,208    53,205,787    54,213,725
Additions - New  Building                    0             0             0             0             0             0             0
Capital Expenditure                    869,456       895,539       922,405       950,078       978,580     1,007,937     1,038,175
Capitalized interest                         0             0             0             0             0             0             0
                                   -----------------------------------------------------------------------------------------------
                                    49,459,185    50,354,725    51,277,130    52,227,208    53,205,787    54,213,725    55,251,900

Accumulated Depreciation           (16,534,428)  (18,361,702)  (20,316,911)  (22,296,749)  (24,301,956)  (26,333,291)  (28,391,540)
Current PPE                           (293,058)     (293,058)     (293,058)     (293,058)     (293,058)     (293,058)     (293,058)
Capital expenditure                   (693,044)     (820,978)     (845,607)     (870,976)     (897,105)     (924,018)     (951,739)
New Building                          (841,173)     (841,173)     (841,173)     (841,173)     (841,173)     (841,173)     (841,173)
                                   -----------------------------------------------------------------------------------------------
                                   (18,361,702)  (20,316,911)  (22,296,749)  (24,301,956)  (26,333,291)  (28,391,540)  (30,477,510)

Net PPE                             31,097,483    30,037,813    28,980,381    27,925,252    26,872,496    25,822,184    24,774,391

First Command Bank                 150,000,000   150,000,000   150,000,000   150,000,000   150,000,000   150,000,000   150,000,000
Other assets - Marketable Sec       96,213,435   101,986,241   108,105,415   114,591,740   121,467,245   128,755,279   136,480,596

                                   -----------------------------------------------------------------------------------------------
  TOTAL ASSETS                     288,969,299   293,290,094   297,757,997   302,396,176   307,226,860   312,271,625   317,551,641
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------

USPA&IRA
BALANCE SHEET PROJECTION  (C-CORP) - LIABILITIES AND EQUITY

                                           NOTES            1997         1998          1999          2000          2001
CURRENT LIABILITIES
Accounts payable                           0.00%            597,578      597,578       597,578       597,578       597,578

Accrued Commision & Bonusses                             13,202,084
Payment subsequent to Y/E               Bonus & FIC      (7,140,000)
                                                        -----------
Net balance                                0.00%          6,062,084    6,062,084     6,062,084     6,062,084     6,062,084

Loans from insurance cos.                  0.00%         15,842,192   15,842,192    15,842,192    15,842,192    15,842,192

Other                                                     3,753,339
Payment subsequent to Y/E                   PSP            (993,511)
                                                        -----------
Net balance                                0.00%          2,759,828    2,759,828     2,759,828     2,759,828     2,759,828
                                                        ------------------------------------------------------------------
  Total current liabilities                              25,261,682   25,261,682    25,261,682    25,261,682    25,261,682

LONG TERM LIABILITIES
DCCP                                                     20,557,266   19,419,736    21,727,656    23,762,640    25,570,025
Accrual made                            4,000,000                      4,000,000     4,000,000     4,000,000     4,000,000
Unrealized gain                                                        1,220,880     1,294,133     1,371,781     1,454,088
Accrual reversed                          15.00%         (1,137,530)  (2,912,960)   (3,259,148)   (3,564,396)   (3,835,504)
                                                        ------------------------------------------------------------------
Net balance                                              19,419,736   21,727,656    23,762,640    25,570,025    27,188,609

Capital notes                              Act                                 0             0             0             0

Building mortgage                          Act                    0            0     7,245,000     7,752,150    13,469,801
Additions                                  Act                    0    7,000,000             0     5,000,000    10,000,000
Interest capitalized in mortgage           Act                    0      245,000       507,150       717,651     1,292,886
Capital payments                           Act                    0            0             0             0             0
                                                        ------------------------------------------------------------------
                                                                  0    7,245,000     7,752,150    13,469,801    24,762,687

Deferred taxes                             Act            4,175,136    3,794,672     3,535,374     3,382,913     3,325,339
Other                                     0.00%             750,418      750,418       750,418       750,418       750,418
                                                        ------------------------------------------------------------------
  Total long term liabilities                            24,345,290   33,517,746    35,800,582    43,173,156    56,027,053

First Command Bank                     Net asset         13,437,520   56,374,540    91,374,540   144,374,540   144,374,540
                                       position
Replace IRS CD with FCB
  Borkered Money                                                               0     3,000,000             0             0
                                                        ------------------------------------------------------------------
                                                         13,437,520   56,374,540    94,374,540   144,374,540   144,374,540

SAR Accrual                                                       0            0             0             0             0
Current year accual                                               0            0             0             0             0
Current year payment                                              0            0             0             0             0
                                                        ------------------------------------------------------------------
                                                                  0            0             0             0             0

STOCKHOLDERS' EQUITY

Common Stock and PIC                      Act             4,729,309    4,729,309     4,729,309     4,729,309     4,729,309
Buy-back of B shares                                              0            0
                                                        ------------------------------------------------------------------
                                                          4,729,309    4,729,309     4,729,309     4,729,309     4,729,309

Retained earnings                         Act            33,160,181   21,768,493    21,768,493    21,768,493    21,768,493
Buy-back of B shares                      Act            (2,893,930)           0

Net Income After Tax                                              0    8,903,723     8,171,307     8,506,047     8,619,098
Adjustment                                                 (355,308)


                                                        ------------------------------------------------------------------
                                                         29,910,943   30,672,216    29,939,800    30,274,540    30,387,591

Taxes Reimbursed A Stockholders                                   0            0             0             0             0
Dividends Paid                                           (8,142,450)  (8,903,723)   (8,171,307)   (8,506,047)   (8,619,098)

                                                        ------------------------------------------------------------------
Net                                                      21,768,493   21,768,493    21,768,493    21,768,493    21,768,493

Unrealized gains                          Act            16,046,593   16,046,593    18,895,313    21,914,957    25,115,779
Current year portion                                                   2,848,720     3,019,644     3,200,822     3,392,872
                                                        ------------------------------------------------------------------
                                                         16,046,593   18,895,313    21,914,957    25,115,779    28,508,651

  Total equity                                           42,544,395   45,393,115    48,412,759    51,613,581    55,006,453

                                                        ------------------------------------------------------------------
Total liabilities & equity                              105,588,887  160,547,083   203,849,563   264,422,960   280,669,727
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------


                                           2002          2003          2004          2005
CURRENT LIABILITIES
Accounts payable                           597,578       597,578       597,578       597,578

Accrued Commision & Bonusses
Payment subsequent to Y/E

Net balance                              6,062,084     6,062,084     6,062,084     6,062,084

Loans from insurance cos.               15,842,192    15,842,192    15,842,192    15,842,192

Other
Payment subsequent to Y/E

Net balance                              2,759,828     2,759,828     2,759,828     2,759,828
                                       -----------------------------------------------------
  Total current liabilities             25,261,682    25,261,682    25,261,682    25,261,682

LONG TERM LIABILITIES
DCCP                                    27,188,609    28,651,651    29,987,716    31,221,401
Accrual made                             4,000,000     4,000,000     4,000,000     4,000,000
Unrealized gain                          1,541,333     1,633,813     1,731,842     1,835,752
Accrual reversed                        (4,078,291)   (4,297,748)   (4,498,157)   (4,683,210)
                                       -----------------------------------------------------
Net balance                             28,651,651    29,987,716    31,221,401    32,373,943

Capital notes                                    0             0             0             0

Building mortgage                       24,762,687    23,777,265    22,722,863    21,594,654
Additions                                        0             0             0             0
Interest capitalized in mortgage                 0             0             0             0
Capital payments                          (985,422)   (1,054,401)   (1,128,209)   (1,207,184)
                                       -----------------------------------------------------
                                        23,777,265    22,722,863    21,594,654    20,387,470

Deferred taxes                           3,352,741     3,456,953     3,631,308     3,870,431
Other                                      750,418       750,418       750,418       750,418
                                       -----------------------------------------------------
  Total long term liabilities           56,532,075    56,917,950    57,197,780    57,382,262

First Command Bank                     144,374,540   144,374,540   144,374,540   144,374,540

Replace IRS CD with FCB
  Borkered Money                                 0             0             0             0
                                       -----------------------------------------------------
                                       144,374,540   144,374,540   144,374,540   144,374,540

SAR Accrual                                      0             0             0             0
Current year accual                              0             0             0             0
Current year payment                             0             0             0             0
                                       -----------------------------------------------------
                                                 0             0             0             0

STOCKHOLDERS' EQUITY

Common Stock and PIC                     4,729,309     4,729,309     4,729,309     4,729,309
Buy-back of B shares
                                       -----------------------------------------------------
                                         4,729,309     4,729,309     4,729,309     4,729,309

Retained earnings                       21,768,493    21,768,493    21,768,493    21,768,493
Buy-back of B shares

Net Income After Tax                     8,251,769     8,346,077     8,314,981     8,351,475
Adjustment


                                       -----------------------------------------------------
                                        30,020,262    30,114,570    30,083,474    30,119,968

Taxes Reimbursed A Stockholders                  0             0             0             0
Dividends Paid                          (8,251,769)   (8,346,077)   (8,314,981)   (8,351,475)

                                       -----------------------------------------------------
Net                                     21,768,493    21,768,493    21,768,493    21,768,493

Unrealized gains                        28,508,651    32,105,094    35,917,325    39,958,289
Current year portion                     3,596,444     3,812,230     4,040,964     4,283,422
                                       -----------------------------------------------------
                                        32,105,094    35,917,325    39,958,289    44,241,711

  Total equity                          58,602,896    62,415,127    66,456,091    70,739,513

                                       -----------------------------------------------------
Total liabilities & equity             284,771,193   288,969,299   293,290,094   297,757,997
                                       -----------------------------------------------------
                                       -----------------------------------------------------


                                           2006          2007          2008          2009
CURRENT LIABILITIES
Accounts payable                           597,578       597,578       597,578       597,578

Accrued Commision & Bonusses
Payment subsequent to Y/E

Net balance                              6,062,084     6,062,084     6,062,084     6,062,084

Loans from insurance cos.               15,842,192    15,842,192    15,842,192    15,842,192

Other
Payment subsequent to Y/E

Net balance                              2,759,828     2,759,828     2,759,828     2,759,828
                                       -----------------------------------------------------
  Total current liabilities             25,261,682    25,261,682    25,261,682    25,261,682

LONG TERM LIABILITIES
DCCP                                    32,373,943    33,463,749    34,506,838    35,517,223
Accrual made                             4,000,000     4,000,000     4,000,000     4,000,000
Unrealized gain                          1,945,897     2,062,651     2,186,410     2,317,595
Accrual reversed                        (4,856,091)   (5,019,562)   (5,176,026)   (5,327,583)
                                       -----------------------------------------------------
Net balance                             33,463,749    34,506,838    35,517,223    36,507,234

Capital notes                                    0             0             0             0

Building mortgage                       20,387,470    19,095,783    17,713,678    16,234,825
Additions                                        0             0             0             0
Interest capitalized in mortgage                 0             0             0             0
Capital payments                        (1,291,687)   (1,382,105)   (1,478,852)   (1,582,372)
                                       -----------------------------------------------------
                                        19,095,783    17,713,678    16,234,825    14,652,453

Deferred taxes                           4,170,063     4,526,910     4,938,519     5,403,173
Other                                      750,418       750,418       750,418       750,418
                                       -----------------------------------------------------
  Total long term liabilities           57,480,013    57,497,844    57,440,985    57,313,279

First Command Bank                     144,374,540   144,374,540   144,374,540   144,374,540

Replace IRS CD with FCB
  Borkered Money                                 0             0             0             0
                                       -----------------------------------------------------
                                       144,374,540   144,374,540   144,374,540   144,374,540

SAR Accrual                                      0             0             0             0
Current year accual                              0             0             0             0
Current year payment                             0             0             0             0
                                       -----------------------------------------------------
                                                 0             0             0             0

STOCKHOLDERS' EQUITY

Common Stock and PIC                     4,729,309     4,729,309     4,729,309     4,729,309
Buy-back of B shares
                                       -----------------------------------------------------
                                         4,729,309     4,729,309     4,729,309     4,729,309

Retained earnings                       21,768,493    21,768,493    21,768,493    21,768,493
Buy-back of B shares

Net Income After Tax                     7,937,543     7,954,904     7,969,440     7,981,366
Adjustment


                                       -----------------------------------------------------
                                        29,706,036    29,723,397    29,737,933    29,749,859

Taxes Reimbursed A Stockholders                  0             0             0             0
Dividends Paid                          (7,937,543)   (7,954,904)   (7,969,440)   (7,981,366)

                                       -----------------------------------------------------
Net                                     21,768,493    21,768,493    21,768,493    21,768,493

Unrealized gains                        44,241,711    48,782,139    53,594,992    58,696,616
Current year portion                     4,540,427     4,812,853     5,101,624     5,407,722
                                       -----------------------------------------------------
                                        48,782,139    53,594,992    58,696,616    64,104,338

  Total equity                          75,279,941    80,092,794    85,194,418    90,602,140

                                       -----------------------------------------------------
Total liabilities & equity             302,396,176   307,226,860  312,271,625    317,551,641
                                       -----------------------------------------------------
                                       -----------------------------------------------------

IRA
Summary of Cash Flow Analysis and Balance Sheet Data
See Assumptions and Cautionary Statement

                                                     FY        FY         FY         FY         FY         FY         FY
CASH FLOW STATEMENT (000s)                          1998      1999       2000       2001       2002       2003       2004
--------------------------------------------------------------------------------------------------------------------------
   IRA (WITHOUT MERGER)
   --------------------
1  Net Income Before Corp. Tax and Interest        13,788    13,130     13,411     13,543     14,073     14,149     14,042
   Interest - net                                     (90)     (558)      (325)      (282)    (1,378)    (1,309)    (1,250)
                                                   -----------------------------------------------------------------------
   Net Income Before Corp. Tax                     13,698    12,571     13,086     13,260     12,695     12,840     12,792
2  Corporate-Level Taxes                           (4,794)   (4,400)    (4,580)    (4,641)    (4,443)    (4,494)    (4,477)
                                                   -----------------------------------------------------------------------
   Net Income After-Tax                             8,904     8,171      8,506      8,619      8,252      8,346      8,315
   Other Cash Flow Items (Net)                        552     2,085      1,609      1,146          3       (290)      (392)
3  Dividends to Shareholders                       (8,904)   (8,171)    (8,506)    (8,619)    (8,252)    (8,346)    (8,315)
                                                   -----------------------------------------------------------------------
   Net Cash Flow After Taxes and Dividends            552     2,085      1,609      1,146          3       (290)      (392)
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

   FCFC (WITH MERGER)
   --------------------
1  Net Income Before Corp. Tax and Interest                  13,130     13,411     13,543     14,073     14,149     14,042
   Interest - net                                            (1,217)      (980)      (907)    (1,961)    (1,845)    (1,729)
3  Payments to MAP Participants                             (10,755)   (10,937)   (10,880)   (10,229)   (10,206)   (10,042)
                                                            --------------------------------------------------------------
   Net Income Before Corp. Tax and MAP Payments               1,157      1,494      1,756      1,883      2,099      2,270
   Other Cash Flow Items (Net)                                1,188        524       (121)    (1,442)    (1,911)    (2,189)
   Distributions to S-Corp Shareholders
     (Return on Investment)                                    (841)      (841)      (841)      (841)      (841)      (841)
2  Distributions to S-Corp Shareholders (Federal
     Income Tax)                                               (670)      (681)      (678)      (637)      (636)      (625)
                                                            --------------------------------------------------------------
   Net Cash Flow After Taxes and Distributions                  834        496        116     (1,037)    (1,289)    (1,385)
                                                            --------------------------------------------------------------


                                                     FY         FY         FY         FY         FY      1999-2009
CASH Flow Statement (000s)                          2005       2006       2007       2008       2009      TOTALS
-----------------------------------------------------------------------------------------------------------------
   IRA (WITHOUT MERGER)
   --------------------
1  Net Income Before Corp. Tax and Interest        14,039     13,347     13,323     13,298     13,273     149,626
   Interest - net                                  (1,190)    (1,135)    (1,085)    (1,037)      (994)    (10,543)
                                                   --------------------------------------------------------------
   Net Income Before Corp. Tax                     12,848     12,212     12,238     12,261     12,279     139,083
2  Corporate-Level Taxes                           (4,497)    (4,274)    (4,283)    (4,291)    (4,298)    (48,679)
                                                   --------------------------------------------------------------
   Net Income After-Tax                             8,351      7,938      7,955      7,969      7,981      90,404
   Other Cash Flow Items (Net)                       (594)      (793)      (992)    (1,193)    (1,398)       (808)
3  Dividends to Shareholders                       (8,351)    (7,938)    (7,955)    (7,969)    (7,981)    (90,404)
                                                   --------------------------------------------------------------
   Net Cash Flow After Taxes and Dividends           (594)      (793)      (992)    (1,193)    (1,398)       (808)
                                                   --------------------------------------------------------------
                                                   --------------------------------------------------------------

   FCFC (WITH MERGER)
   --------------------
1  Net Income Before Corp. Tax and Interest        14,039     13,347     13,323     13,298     13,273     149,626
   Interest - net                                  (1,606)    (1,479)    (1,352)    (1,221)    (1,085)    (15,382)
3  Payments to MAP Participants                    (9,987)    (9,360)    (9,309)    (9,266)    (9,231)   (110,201)
                                                   --------------------------------------------------------------
   Net Income Before Corp. Tax and MAP Payments     2,446      2,508      2,662      2,811      2,957      24,043
   Other Cash Flow Items (Net)                     (2,569)    (2,950)    (3,337)    (3,731)    (1,862)    (18,401)
   Distributions to S-Corp Shareholders
     (Return on Investment)                          (841)      (841)      (841)      (841)      (841)     (9,252)
2  Distributions to S-Corp Shareholders (Federal
     Income Tax)                                     (622)      (583)      (580)      (577)      (575)     (6,863)
                                                   --------------------------------------------------------------
   Net Cash Flow After Taxes and Distributions     (1,587)    (1,866)    (2,095)    (2,338)      (322)    (10,473)
                                                   --------------------------------------------------------------


                                                           FY           FY           FY            FY            FY            FY
BALANCE SHEET (000s)                                      1998         1999         2000          2001          2002          2003
------------------------------------------------------------------------------------------------------------------------------------
   IRA (WITHOUT MERGER)
   --------------------
   Assets:
    Current Assets                                        3,553        4,105         9,190        10,799        11,946        11,948
    First Command Bank                                   65,000      100,000       150,000       150,000       150,000       150,000
    Property and Equipment                               19,546       18,449        22,841        33,094        32,055        31,097
    Securities and Other Assets                          72,448       81,295        82,392        86,776        90,770        95,923
                                                        ----------------------------------------------------------------------------
   Total Assets                                         160,547      203,850       264,423       280,670       284,771       288,969
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

   Liabilities:
    Deferred Career Commission Plan                      21,728       23,763        25,570        27,189        28,652        29,988
    Contemplated Mortgage Garage/Building                 7,245        7,752        13,470        24,763        23,777        22,723
    First Command Bank                                   56,375       94,375       144,375       144,375       144,375       144,375
    Other Liabilities                                    29,807       29,547        29,395        29,337        29,365        29,469
                                                        ----------------------------------------------------------------------------
   Total Liabilities                                    115,154      155,437       212,809       225,663       226,168       226,554
   Total Equity                                          45,393       48,413        51,614        55,006        58,603        62,415
                                                        ----------------------------------------------------------------------------
   Total Liabilities and Equity                         160,547      203,850       264,423       280,670       284,771       288,969
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------



   FCFC (WITH MERGER)
   ------------------
   Assets:
    Current Assets                                                    16,843        17,339        17,455        16,418        15,130
    First Command Bank                                               100,000       150,000       150,000       150,000       150,000
    Property and Equipment                                            18,449        22,841        33,094        32,055        31,097
    Securities and Other Assets                                       76,210        80,783        85,630        90,767        96,213
                                                                     ---------------------------------------------------------------
   Total Assets                                                      211,502       270,962       286,179       289,241       292,441
                                                                     ---------------------------------------------------------------
                                                                     ---------------------------------------------------------------

   Liabilities:
    Deferred Career Commission Plan                                   23,763        25,570        27,189        28,652        29,988
    Contemplated Mortgage Garage/Building                              7,752        13,470        24,763        23,777        22,723
    Stock Redemption Loan                                             14,827        13,589        12,265        10,847         9,331
4   Stock Appreciation Right (SAR) Plan Payable                        8,905         8,272         7,904         7,704         7,721
    First Command Bank                                                94,375       144,375       144,375       144,375       144,375
    Other Liabilities                                                 35,504        35,504        35,504        35,504        35,504
                                                                     ---------------------------------------------------------------
   Total Liabilities                                                 185,125       240,779       251,998       250,858       249,641
   Total Equity                                                       26,377        30,183        34,181        38,383        42,800
                                                                     ---------------------------------------------------------------
   Total Liabilities and Equity                                      211,502       270,962       286,179       289,241       292,441
                                                                     ---------------------------------------------------------------
                                                                     ---------------------------------------------------------------


                                                        FY            FY            FY            FY            FY            FY
BALANCE SHEET (000s)                                   2004          2005          2006          2007          2008          2009
-----------------------------------------------------------------------------------------------------------------------------------
   IRA (WITHOUT MERGER)
   --------------------
   Assets:
    Current Assets                                     11,658        11,266        10,672         9,879         8,887         7,694
    First Command Bank                                150,000       150,000       150,000       150,000       150,000       150,000
    Property and Equipment                             30,038        28,980        27,925        26,872        25,822        24,774
    Securities and Other Assets                       101,594       107,512       113,799       120,475       127,562       135,083
                                                      -----------------------------------------------------------------------------
   Total Assets                                       293,290       297,758       302,396       307,227       312,272       317,552
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------

   Liabilities:
    Deferred Career Commission Plan                    31,221        32,374        33,464        34,507        35,517        36,507
    Contemplated Mortgage Garage/Building              21,595        20,387        19,096        17,714        16,235        14,652
    First Command Bank                                144,375       144,375       144,375       144,375       144,375       144,375
    Other Liabilities                                  29,643        29,883        30,182        30,539        30,951        31,415
                                                      -----------------------------------------------------------------------------
   Total Liabilities                                  226,834       227,018       227,116       227,134       227,077       226,950
   Total Equity                                        66,456        70,740        75,280        80,093        85,194        90,602
                                                      -----------------------------------------------------------------------------
   Total Liabilities and Equity                       293,290       297,758       302,396       307,227       312,272       317,552
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------



   FCFC (WITH MERGER)
   ------------------
   Assets:
    Current Assets                                     13,744        12,158        10,291         8,196         5,858         5,536
    First Command Bank                                150,000       150,000       150,000       150,000       150,000       150,000
    Property and Equipment                             30,038        28,980        27,925        26,872        25,822        24,774
    Securities and Other Assets                       101,986       108,105       114,592       121,467       128,755       136,481
                                                      -----------------------------------------------------------------------------
   Total Assets                                       295,768       299,244       302,808       306,536       310,435       316,791
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------

   Liabilities:
    Deferred Career Commission Plan                    31,221        32,374        33,464        34,507        35,517        36,507
    Contemplated Mortgage Garage/Building              21,595        20,387        19,096        17,714        16,235        14,652
    Stock Redemption Loan                               7,708         5,972         4,115         2,127             0             0
4   Stock Appreciation Right (SAR) Plan Payable         7,919         8,297         8,775         9,412        10,199        11,135
    First Command Bank                                144,375       144,375       144,375       144,375       144,375       144,375
    Other Liabilities                                  35,504        35,504        35,504        35,504        25,657        25,657
                                                      -----------------------------------------------------------------------------
   Total Liabilities                                  248,322       246,909       245,328       243,637       231,983       232,326
   Total Equity                                        47,446        52,335        57,481        62,899        78,452        84,465
                                                      -----------------------------------------------------------------------------
   Total Liabilities and Equity                       295,768       299,244       302,808       306,536       310,435       316,791
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------

IRA

Summary of Shareholder Cash Flows from 1998 to 2009                                   DOLLARS (000S)
SEE ASSUMPTIONS AND CAUTIONARY STATEMENT                           IRA (C CORP)                             FCFC (S CORP)
                                                       ----------------------------------      ------------------------------------
                                                       WITH A/B   WITH ONLY B      TOTAL       WITH A/B     WITH ONLY B      TOTAL
                                                        SHARES       SHARES                    SHARES         SHARES
                                                       -----------------------------------------------------------------------------
                                    Ownership ratio     39.68%       60.32%                      39.68%        60.32%
                                                       -----------------------------------------------------------------------------

Proceeds on sale of B-Shares                            10,514       15,984        26,498        10,514        15,984        26,498
Capital gains taxes (20%)                               (2,103)      (3,197)       (5,300)       (2,103)       (3,197)       (5,300)
Dividends                                               39,404       59,903        99,308             0             0             0
Distributions to DER-holders                                 0            0             0        43,727        66,474       110,201
Distribution of SAR accrual                                  0            0             0         4,418         6,717        11,135
Individual taxes on distributions  (39.6%)             (15,604)     (23,722)      (39,326)      (19,065)      (28,984)      (48,049)
Make Whole Distributions to Shareholders with
  A & B shares (8% after tax)                                0            0             0         9,252             0         9,252
Investment return on proceeds net of capital
  gains tax (Return of 10% after tax)                        0            0             0             0        14,066        14,066

                                                       -----------------------------------------------------------------------------
After-Tax Return                                        32,212       48,969        81,180        46,743        71,060       117,803
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase S Corp over C Corp                                                                      45.11%        45.11%        45.11%
                                                       -----------------------------------------------------------------------------




Summary of Shareholder Cash Flows from 1998 to 2009                             PER SHARE
SEE ASSUMPTIONS AND CAUTIONARY STATEMENT                         IRA (C CORP)                FCFC (S CORP)
                                                       ----------------------      -----------------------
                                                       WITH A/B   WITH ONLY B      WITH A/B    WITH ONLY B
                                                        SHARES       SHARES         SHARES        SHARES
                                                       ---------------------------------------------------
                                    Ownership ratio
                                                       ---------------------------------------------------
                                                          /1/           /1/           /1/           /1/
Proceeds on sale of B-Shares                             28.24         28.24         28.24         28.24
Capital gains taxes (20%)                                (5.65)        (5.65)        (5.65)        (5.65)
Dividends                                               105.84        105.84          0.00          0.00
Distributions to DER-holders                              0.00          0.00        117.45        117.45
Distribution of SAR accrual                               0.00          0.00         11.87         11.87
Individual taxes on distributions  (39.6%)              (41.91)       (41.91)       (51.21)       (51.21)
Make Whole Distributions to Shareholders with
  A & B shares (8% after tax)                             0.00          0.00         24.85          0.00
Investment return on proceeds net of capital
  gains tax (Return of 10% after tax)                     0.00          0.00          0.00         24.85

                                                       ---------------------------------------------------
After-Tax Return                                         86.52         86.52        125.55        125.55
                                                       ---------------------------------------------------
                                                       ---------------------------------------------------
                                                          /2/           /2/           /3/           /3/
Increase S Corp over C Corp                                                          45.11%        45.11%
                                                                                    ----------------------
                                                                                      /4/           /4/


Discounted Cash Flows from 1998 to 2009  (4%)

                                                                 IRA (C Corp)                             FCFC (S Corp)
                                                       ----------------------------------      ------------------------------------
                                                       WITH A/B   WITH ONLY B     TOTAL        WITH A/B     WITH ONLY B     TOTAL
                                                        SHARES       SHARES                     SHARES         SHARES
                                                       -----------------------------------------------------------------------------
                                    Ownership ratio     39.68%       60.32%                      39.68%        60.32%
                                                       -----------------------------------------------------------------------------

Proceeds on sale of B-Shares                             6,711       10,201        16,912         6,711        11,230        17,941
Capital gains taxes (20%)                               (1,342)      (2,040)       (3,382)       (1,342)       (3,069)       (4,411)
Dividends                                               31,917       48,521        80,439             0             0             0
Distributions to DER-holders                                 0            0             0        34,781        52,874        87,655
Distribution of SAR accrual                                  0            0             0         2,820         4,287         7,107
Individual taxes on distributions  (39.6%)             (12,639)     (19,214)      (31,854)      (14,890)      (22,636)      (37,526)
Make Whole Distributions to Shareholders
  with A & B shares                                          0            0             0         7,303             0         7,303
Investment return on proceeds net of capital
  gains tax (Return of 10% after tax)                        0            0             0             0        11,102        11,102

                                                       -----------------------------------------------------------------------------
Discounted After-Tax Return                             24,646       37,468        62,114        35,382        53,789        89,171
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase S Corp over C Corp                                                                      43.56%        43.56%        43.56%
                                                       -----------------------------------------------------------------------------


                                                             IRA (C CORP)              FCFC (S CORP)
                                                       ----------------------      ---------------------
                                                       WITH A/B   WITH ONLY B      WITH A/B  WITH ONLY B
                                                        SHARES       SHARES         SHARES      SHARES
                                                       -------------------------------------------------
                                    Ownership ratio
                                                       ------------------------------------------------

Proceeds on sale of B-Shares                            18.02         18.02         18.02         19.84
Capital gains taxes (20%)                               (3.60)        (3.60)        (3.60)        (5.42)
Dividends                                               85.73         85.73          0.00          0.00
Distributions to DER-holders                             0.00          0.00         93.42         93.42
Distribution of SAR accrual                              0.00          0.00          7.57          7.57
Individual taxes on distributions  (39.6%)             (33.95)       (33.95)       (39.99)       (39.99)
Make Whole Distributions to Shareholders
  with A & B shares                                      0.00          0.00         19.62          0.00
Investment return on proceeds net of capital
  gains tax (Return of 10% after tax)                    0.00          0.00          0.00         19.62

                                                       ------------------------------------------------
Discounted After-Tax Return                             66.20         66.20         95.03         95.03
                                                       ------------------------------------------------
                                                       ------------------------------------------------

Increase S Corp over C Corp                                                        43.56%        43.56%
                                                                                  ---------------------
                                                                                    /5/           /5/


                                     Page 1